UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant:	Vanguard Whitehall Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service: Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 – April 30, 2010

Item 1: Reports to Shareholders

Vanguard Selected Value Fund
Semiannual Report

April 30, 2010

> For the half-year, Vanguard Selected Value Fund returned 21.54%.

> The fund trailed the returns of both its benchmark index and its mid-capitalization value fund peers.

> The advisors’ subpar selections in the materials, health care, and financial sectors hurt the fund’s performance relative to its benchmark index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	20
Trustees Approve Advisory Agreements.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended April 30, 2010
Total
Returns
Vanguard Selected Value Fund	21.54%
Russell Midcap Value Index	26.54
Mid-Cap Value Funds Average	23.20
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2009 , Through April 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$14.78	$17.70	$0.241	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2010, Vanguard Selected Value Fund returned 21.54%, trailing its benchmark, the Russell Midcap Value Index (+26.54%), and the average return of mid-capitalization value funds (+23.20%).

The stock market’s rally during the half-year was led by smaller companies with weaker balance sheets and by companies keenly attuned to the rhythms of the business cycle.

The Selected Value portfolio was somewhat out of sync with these market dynamics. The fund’s selections fell short, relative to its comparative measures, in the materials, health care, and financial sectors.

U.S. stocks extended their postcrisis rally

Despite a few minor setbacks, stocks continued to climb during much of the six months ended April 30. The broad U.S. stock market ended the period up about 18%. Since scraping bottom in March 2009, U.S. equities have rebounded dramatically, returning more than 80%.

For the half-year, stocks of small-capitalization companies significantly outperformed both the broad market and larger-cap issues, returning about 28%. Large-cap stocks returned about 17%, slightly behind the broad-market

2

gain. Value stocks generally trumped their growth counterparts for the period, though the differences weren’t all that noteworthy.

International stocks considerably lagged U.S. stocks, but still ended the half-year in positive territory. In Europe, Greece’s financial woes continued to make headlines, precipitating unusual market volatility that continued after the close of the fiscal period. In Asia, the larger developed markets returned about 8%. Most emerging market stocks, which made a quick and substantial recovery from the global economic slowdown, continued to outperform those in developed markets. China, however, was held back by the prospect of monetary policy tightening.

Corporate bonds remained attractive to investors

The broad U.S. taxable bond market returned about 3% for the period as investors continued to favor higher-risk corporate bonds over U.S. government issues. The broad municipal bond market posted strong results, returning almost 4%. The yields of longer-term Treasury bonds rose during the six months, while those of the shortest-term securities remained around 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008. The Fed’s April statement noted economic improvements, but said officials still thought

Market Barometer
	Total Returns
	Periods Ended April 30, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	16.77%	40.21%	3.07%
Russell 2000 Index (Small-caps)	28.17	48.95	5.74
Dow Jones U.S. Total Stock Market Index	17.91	41.12	3.73
MSCI All Country World Index ex USA (International)	5.95	40.97	6.94

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.54%	8.30%	5.38%
Barclays Capital Municipal Bond Index	3.68	8.85	4.51
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.12	2.72

CPI
Consumer Price Index	0.85%	2.24%	2.30%

3

that “economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

The fund’s strategy was out of step with market preferences

Vanguard Selected Value Fund invests in attractively priced, midsized U.S. companies that have the potential to provide investors with long-term capital appreciation and dividend income.

The advisors’ preference for stable, midsized companies with strong fundamentals resulted in headwinds for the fund in a market environment dominated by small and fast-growing, if less financially sound, companies.

The market’s strongest sectors during the six-month period were those that benefited the most from the strengthening economy, the easing of credit markets, and increased consumer confidence. Financials, consumer discretionary, and industrials contributed the most to the fund’s return. In financials, the fund invested in insurance providers that have benefited from improved credit markets. In the consumer discretionary sector, the

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Selected Value Fund	0.52%	1.42%

The fund expense ratio shown is from the prospectus dated February 25, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the fund’s annualized expense ratio was
0.49%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Mid-Cap Value Funds.

4

fund’s investment in retail department stores and cruise lines paid off. In industrials, aerospace and defense companies did well.

Compared with the benchmark index, the fund’s weakest performers were its holdings in materials, health care, and financials. In materials, the fund missed the mark on several fronts: It significantly underweighted this sector and concentrated all of its assets in gold, when steel was the market’s metal of choice. In financials, although the fund’s holdings posted good absolute returns, the advisors’ heavy focus on insurance companies meant that the fund missed out on the more stellar results of REITs and commercial banks. And in health care, the fund had a large stake in this defensive sector, which did not benefit from the market’s upswing.

More information about the fund’s performance is available in the Advisors’ Report that follows this letter.

Diversification is prudent for all market conditions

During the past six months, the economy has shown solid signs of improvement, and the stock market has, for the most part, continued the rally that began more than a year ago.

However, the future is always uncertain. One way to protect your assets is to diversify your portfolio among, and within, different asset classes in a manner consistent with your long-term goals,

time horizon, and risk tolerance. Holding a mix of stock, bond, and short-term investments, at low cost, can help shield your portfolio from the markets’ worst outcomes while giving you the opportunity to participate in the best.

Vanguard Selected Value Fund, with its mid-cap value-oriented stocks, can play an important role as part of such a balanced portfolio.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for investing your assets at Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 15, 2010

5

Advisors’ Report

For the six months ended April 30, 2010, Vanguard Selected Value Fund returned 21.54%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on May 19, 2010.

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers:

James P. Barrow, Executive Director

Mark Giambrone, Managing Director

Over the six months ended April 30, 2010, we have seen a continued strong recovery in the U.S. stock market. The economy has stabilized and even improved in some areas, and the market has surged ahead. Unfortunately, what has been referred to in the industry as a “low-quality rally” has

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	72	2,580	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	24	878	Conducts fundamental research on the lowest
			price-to-tangible-book-value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments	4	152	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

continued, and the market has been led by companies without meaningful earnings and often no dividends. This has been a headwind for us, as we tend to focus on higher-quality companies with solid earnings and dividends. As markets stabilize or even experience a moderate slowdown, we are confident the portfolio is well positioned for a meaningful upside, while we continue to invest in quality companies with limited downside.

We continue to be overweighted in the consumer discretionary, health care, and industrials sectors, each of which has tremendous valuation potential and should have earnings growth as the economy stabilizes. We have also added to our positions in both consumer discretionary and industrials over the period. Our overweighting in health care for more than a year detracted from the fund’s performance for the recent period as well. Although Washington’s process and timeline for national health care reform have been trying, we still believe health care companies represent great value. Later this year as uncertainty around the results of this legislation lifts further, so should the valuations of health care companies.

We continue to underweight areas in which the current and future economic environment do not seem particularly conducive to valuations or in which company fundamentals do not match our investment parameters. Therefore, we are underweight in materials, telecommunication services, and energy.

Donald Smith & Co., Inc.

Portfolio Managers:
Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Senior
Vice President

Our portfolio at the end of April 2010 continued to meet our criteria of owning a concentrated group of low price-to-tangible-book-value stocks with attractive long-term earnings potential.

The fund’s strong return over the past six months was substantially ahead of measures such as the MSCI Investable Market 2500 Index and the S&P 500 Index, but behind the Russell Midcap Value Index. Our portfolio’s large cash position in a sharply rising market served as a drag on performance. In general, companies in the portfolio that would benefit from a recovering economy—semiconductor manufacturers, paper producers, and retailers—performed well. Examples in these industries included Semiconductor Manufacturing International, Micron Technology, Domtar, and Dillard’s. Insurance companies such as American National, CNA Financial, and Unum Group also saw good recoveries in their book values over the past year as their investment portfolios appreciated. Tesoro, a refiner, and RRI Energy, an independent power producer, declined over the past six months, however, as both industries suffered from overcapacity. Over the next couple of years, we expect capacity closures and a stronger economy to lead to better supply/demand dynamics and higher product prices.

7

We eliminated positions in two big winners—Royal Caribbean Cruises and Southwest Airlines—and scaled back in other strong performers such as Micron Technology, Semiconductor Manufacturing International, Domtar, Unum, and Validus Holdings. We increased our positions in Air France-KLM, Aspen Insurance Holdings, Yamana Gold, CNA Financial, NV Energy, RRI Energy, and Tesoro. We purchased two new holdings: Ingram Micro and JetBlue Airways. Ingram Micro is a $30 billion wholesale distributor of technology products. We bought the stock at 98% of book value and ten times estimated earnings per share for 2010.

The company’s superb balance sheet gives it the wherewithal to either grow organically or repurchase stock. JetBlue was also purchased at 98% of book value. The company distinguished itself by remaining profitable in 2009, a very difficult year for the airline industry.

As of April 30, the two largest industry weightings in our portion of the portfolio were insurance and technology. We also have large holdings in Yamana Gold (in the materials sector), as well as in a retailer (Dillard’s), utilities, and airlines (in the industrials sector).

8

Selected Value Fund

Fund Profile
As of April 30, 2010

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	64	549	4,143
Median Market Cap	$7.6B	$6.2B	$28.4B
Price/Earnings Ratio	16.4x	28.4x	21.5x
Price/Book Ratio	1.4x	1.6x	2.2x
Return on Equity	13.1%	10.8%	19.2%
Earnings Growth Rate	0.7%	-1.6%	6.6%
Dividend Yield	2.0%	1.9%	1.7%
Foreign Holdings	4.0%	0.0%	0.0%
Turnover Rate
(Annualized)	24%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.52%	—	—
30-Day SEC Yield	1.22%	—	—
Short-Term Reserves	7.4%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	20.0%	14.0%	11.5%
Consumer Staples	4.7	6.0	9.5
Energy	6.2	8.8	10.3
Financials	26.0	29.3	17.3
Health Care	9.4	3.8	11.8
Industrials	14.7	10.9	11.2
Information
Technology	7.4	6.5	18.4
Materials	2.8	7.8	3.9
Telecommunication
Services	0.1	2.4	2.6
Utilities	8.7	10.5	3.5

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.94	0.93
Beta	0.82	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
PNC Financial Services	Regional Banks
Group Inc.		2.4%
Capital One Financial	Consumer Finance
Corp.		2.4
Pinnacle West Capital	Electric Utilities
Corp.		2.3
Eaton Corp.	Industrial
	Machinery	2.3
Newell Rubbermaid Inc.	Housewares &
	Specialties	2.2
Goodrich Corp.	Aerospace &
	Defense	2.2
Stanley Black & Decker	Household
Inc.	Appliances	2.2
Ryder System Inc.	Trucking	2.1
Yamana Gold Inc.	Gold	2.1
Willis Group Holdings	Insurance Brokers
PLC		2.1
Top Ten		22.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the annualized expense ratio was 0.49%.

9

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1999, Through April 30, 2010

Note: For 2010, performance data reflect the six months ended April 30, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	61.15%	3.77%	9.33%

Fund returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

See Financial Highlights for dividend and capital gains information.

10

Selected Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (88.5%)[1]
Consumer Discretionary (18.1%)
Newell Rubbermaid Inc.	4,750,000	81,083
Stanley Black &
Decker Inc.	1,277,100	79,372
International
Game Technology	3,507,000	73,928
* Hanesbrands Inc.	2,447,500	69,680
Dillard’s Inc. Class A	2,451,900	68,849
Ltd Brands Inc.	2,342,900	62,790
Family Dollar Stores Inc.	1,560,300	61,725
* Royal Caribbean
Cruises Ltd.	1,376,800	49,345
Advance Auto Parts Inc.	962,900	43,427
* GameStop Corp. Class A	1,655,000	40,233
Service Corp.
International	2,627,000	23,590
		654,022
Consumer Staples (3.9%)
Sysco Corp.	1,741,700	54,933
Reynolds American Inc.	839,000	44,820
Lorillard Inc.	515,400	40,392
		140,145
Energy (5.2%)
Murphy Oil Corp.	926,000	55,699
Spectra Energy Corp.	1,664,900	38,859
Tesoro Corp.	2,846,000	37,425
El Paso Corp.	2,777,400	33,606
Overseas Shipholding
Group Inc.	472,900	23,673
		189,262
Financials (23.5%)
PNC Financial Services
Group Inc.	1,297,212	87,186
Capital One
Financial Corp.	1,955,900	84,906
Willis Group Holdings
PLC	2,194,400	75,597

			Market
			Value•
		Shares	($000)
*	CNA Financial Corp.	2,513,182	70,671
	Fifth Third Bancorp	4,025,300	60,017
	Fidelity National
	Financial Inc. Class A	3,919,400	59,496
	New York Community
	Bancorp Inc.	3,526,600	58,083
	Axis Capital Holdings Ltd.	1,702,700	53,073
*	SLM Corp.	4,239,600	51,893
	Annaly Capital
	Management Inc.	2,852,200	48,345
	Chubb Corp.	874,100	46,214
	Ameriprise Financial Inc.	883,400	40,954
	Unum Group	1,324,490	32,410
	XL Capital Ltd. Class A	1,302,300	23,181
	Aspen Insurance
	Holdings Ltd.	725,710	19,580
	Validus Holdings Ltd.	753,302	19,262
	American National
	Insurance Co.	140,326	15,458
			846,326
Health Care (8.2%)
	Omnicare Inc.	2,513,600	69,853
*	Coventry Health Care Inc.	2,865,000	68,015
	Cardinal Health Inc.	1,679,100	58,248
	Quest Diagnostics Inc.	920,000	52,587
	CIGNA Corp.	1,510,700	48,433
			297,136
Industrials (13.2%)
	Eaton Corp.	1,058,600	81,682
	Goodrich Corp.	1,088,400	80,737
	Ryder System Inc.	1,638,500	76,223
	L-3 Communications
	Holdings Inc.	691,800	64,732
	ITT Corp.	972,000	54,014
*	Air France-KLM ADR	2,967,013	46,894
	SPX Corp.	571,000	39,901
	Dun & Bradstreet Corp.	337,900	26,008
*	JetBlue Airways Corp.	1,049,252	5,865
			476,056

11

Selected Value Fund

			Market
			Value•
		Shares	($000)
Information Technology (6.0%)
*	Computer Sciences Corp.	1,307,900	68,521
*	Micron Technology Inc.	4,320,916	40,401
*	Ingram Micro Inc.	1,971,944	35,811
	Molex Inc.	1,207,500	27,060
*	Flextronics
	International Ltd.	2,978,613	23,084
*	Semiconductor
	Manufacturing
	International Corp. ADR	4,323,580	23,001
			217,878
Materials (2.5%)
	Yamana Gold Inc.	6,962,300	75,680
*	Domtar Corp.	185,279	13,125
			88,805
Utilities (7.9%)
	Pinnacle West
	Capital Corp.	2,195,459	81,978
	MDU Resources
	Group Inc.	2,962,300	62,801
	Xcel Energy Inc.	2,535,300	55,143
	CenterPoint Energy Inc.	3,839,300	55,132
	NV Energy Inc.	1,370,700	17,120
*	RRI Energy Inc.	3,095,218	12,598
			284,772
Total Common Stocks
(Cost $2,701,798)			3,194,402
Temporary Cash Investments (11.5%)[1]
Money Market Fund (11.1%)
2	Vanguard Market
	Liquidity Fund,
	0.210%	403,152,816	403,153

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.4%)
3,4	Fannie Mae Discount Notes,
	0.260%, 9/1/10	1,000	999
3,4	Fannie Mae Discount Notes,
	0.300%, 9/15/10	3,000	2,996
3,4	Freddie Mac Discount Notes,
	0.230%, 6/21/10	9,000	8,998
3,4	Freddie Mac Discount Notes,
	0.350%, 8/23/10	200	200
3,4	Freddie Mac Discount Notes,
	0.320%, 9/7/10	500	499
			13,692
Total Temporary Cash Investments
(Cost $416,845)			416,845
Total Investments (100.0%)
(Cost $3,118,643)			3,611,247
Other Assets and Liabilities (0.0%)
Other Assets			13,841
Liabilities			(15,478)
			(1,637)
Net Assets (100%)
Applicable to 203,902,442 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			3,609,610
Net Asset Value Per Share			$17.70

At April 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	3,508,947
Undistributed Net Investment Income	7,961
Accumulated Net Realized Losses	(402,547)
Unrealized Appreciation (Depreciation)
Investment Securities	492,604
Futures Contracts	2,645
Net Assets	3,609,610

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 92.6% and 7.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $13,692,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Selected Value Fund

Statement of Operations

Six Months Ended
April 30, 2010
($000)
Investment Income
Income
Dividends[1]	32,725
Interest[2]	365
Security Lending	23
Total Income	33,113
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,769
Performance Adjustment	793
The Vanguard Group—Note C
Management and Administrative	3,043
Marketing and Distribution	302
Custodian Fees	23
Shareholders’ Reports	19
Trustees’ Fees and Expenses	3
Total Expenses	7,952
Expenses Paid Indirectly	(68)
Net Expenses	7,884
Net Investment Income	25,229
Realized Net Gain (Loss)
Investment Securities Sold	26,657
Futures Contracts	15,228
Realized Net Gain (Loss)	41,885
Change in Unrealized Appreciation (Depreciation)
Investment Securities	552,976
Futures Contracts	2,668
Change in Unrealized Appreciation (Depreciation)	555,644
Net Increase (Decrease) in Net Assets Resulting from Operations	622,758

1 Dividends are net of foreign withholding taxes of $17,000.
2 Interest income from an affiliated company of the fund was $350,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Selected Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,229	46,351
Realized Net Gain (Loss)	41,885	(247,106)
Change in Unrealized Appreciation (Depreciation)	555,644	703,886
Net Increase (Decrease) in Net Assets Resulting from Operations	622,758	503,131
Distributions
Net Investment Income	(46,869)	(78,192)
Realized Capital Gain	—	—
Total Distributions	(46,869)	(78,192)
Capital Share Transactions
Issued	345,901	465,114
Issued in Lieu of Cash Distributions	41,576	69,913
Redeemed[1]	(205,173)	(531,001)
Net Increase (Decrease) from Capital Share Transactions	182,304	4,026
Total Increase (Decrease)	758,193	428,965
Net Assets
Beginning of Period	2,851,417	2,422,452
End of Period[2]	3,609,610	2,851,417

1 Net of redemption fees for fiscal 2010 and 2009 of $168,000 and $297,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $7,961,000 and $29,601,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Selected Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.78	$12.48	$22.11	$21.38	$18.99	$16.76
Investment Operations
Net Investment Income	.127	.254	.390[1]	.400	.350	.300
Net Realized and Unrealized Gain (Loss)
on Investments	3.034	2.463	(8.100)	1.700	3.180	2.190
Total from Investment Operations	3.161	2.717	(7.710)	2.100	3.530	2.490
Distributions
Dividends from Net Investment Income	(.241)	(.417)	(.370)	(.320)	(.290)	(.260)
Distributions from Realized Capital Gains	—	—	(1.550)	(1.050)	(.850)	—
Total Distributions	(.241)	(.417)	(1.920)	(1.370)	(1.140)	(.260)
Net Asset Value, End of Period	$17.70	$14.78	$12.48	$22.11	$21.38	$18.99

Total Return[2]	21.54%	22.77%	-37.79%	10.15%	19.38%	14.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,610	$2,851	$2,422	$4,991	$4,326	$3,707
Ratio of Total Expenses to
Average Net Assets[3]	0.49%[4]	0.52%	0.38%	0.42%	0.45%	0.51%
Ratio of Net Investment Income to
Average Net Assets	1.57%[4]	1.93%	2.21%	1.74%	1.75%	1.81%
Portfolio Turnover Rate	24%[4]	30%	23%	33%	37%	28%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; the 1% fee assessed until March 23, 2005. on shares purchased on or after August 7, 2001, and held for less than five years; or the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.05%, (0.03%), (0.02%), (0.05%), and (0.02%).
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an openend investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for

U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation

(depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

16

Selected Value Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and for the period ended April 30, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc. is subject to quarterly adjustments on performance since July 31, 2005, relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before an increase of $793,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2010, the fund had contributed capital of $649,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2010, these arrangements reduced the fund’s expenses by $68,000 (an annual rate of 0.00% of average net assets).

17

Selected Value Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,194,402	—	—
Temporary Cash Investments	403,153	13,692	—
Futures Contracts—Liabilities[1]	(2,780)	—	—
Total	3,594,775	13,692	—

1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2010	305	90,234	2,971
E-mini S&P 500 Index	June 2010	1,014	59,999	(326)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

18

Selected Value Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2009, the fund had available capital loss carryforwards totaling $443,851,000 to offset future net capital gains of $194,512,000 through October 31, 2016, and $249,339,000 through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2010, the cost of investment securities for tax purposes was $3,118,643,000. Net unrealized appreciation of investment securities for tax purposes was $492,604,000, consisting of unrealized gains of $662,472,000 on securities that had risen in value since their purchase and $169,868,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2010, the fund purchased $465,650,000 of investment securities and sold $342,832,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	Shares	Shares
	(000)	(000)
Issued	20,911	36,852
Issued in Lieu of Cash Distributions	2,571	6,144
Redeemed	(12,544)	(44,143)
Net Increase (Decrease) in Shares Outstanding	10,938	(1,147)

J. In preparing the financial statements as of April 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended April 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2009	4/30/2010	Period
Based on Actual Fund Return	$1,000.00	$1,215.41	$2.69
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.36	2.46

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.49%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Selected Value Fund has renewed the fund’s investment advisory agreements with Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow, Hanley, Mewhinney & Strauss, LLC. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using a combination of in-depth fundamental research and valuation forecasts,

Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios and price/book value ratios, and above-average current yields. The firm has advised the fund since its inception in 1996.

Donald Smith & Co., Inc. Founded in 1983, Donald Smith is a deep-value-oriented firm that manages large-, mid-, and small-cap value portfolios and employs a strictly bottom-up approach. The portfolio managers invest in out-of-favor companies selling at discounts to tangible book value. Donald Smith looks for companies in the bottom decile of price/tangible book ratios that have a positive outlook for earnings potential over the next two to four years. The firm has managed a portion of the fund since 2005.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer-funds average. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

22

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for the advisors. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9342 062010

Vanguard Mid-Cap Growth Fund
Semiannual Report

April 30, 2010

> Vanguard Mid-Cap Growth Fund returned about 21% for the six months ended April 30, 2010.

> The fund was a few steps behind both its benchmark index and the average return of competitive funds.

> Major contributors to the fund’s return included consumer discretionary and information technology stocks.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	21
Trustees Approve Advisory Agreements.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended April 30, 2010
Total
Returns
Vanguard Mid-Cap Growth Fund	21.07%
Russell Midcap Growth Index	23.23
Mid-Cap Growth Funds Average	22.67
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2009 , Through April 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$13.86	$16.76	$0.018	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Mid-Cap Growth Fund returned about 21% for the six months ended April 30, 2010, aided by the broad stock market’s strong yearlong rally and the advisors’ stock selections. The fund’s return was a few steps behind that of its benchmark index and the average return of competitive funds.

About one-half of the fund’s return for the period came from its holdings of consumer discretionary and information technology stocks. Industrial and health care stocks together accounted for another one-quarter of the fund’s result.

U.S. stocks extended their postcrisis rally

Despite a few minor setbacks, stocks continued to climb during much of the six months ended April 30. The broad U.S. stock market ended the period up about 18%. Since scraping bottom in March 2009, U.S. equities have rebounded dramatically, returning more than 80%.

For the half-year, stocks of small-capitalization companies significantly outperformed both the broad market and larger-cap issues, returning about 28%. Large-cap stocks returned about 17%, slightly behind the broad-market gain. Value stocks generally trumped their growth counterparts for the period, though the differences weren’t all that noteworthy.

2

International stocks considerably lagged U.S. stocks, but still ended the half-year in positive territory. In Europe, Greece’s financial woes continued to make headlines, precipitating unusual market volatility that persisted after the close of the fiscal period. In Asia, the larger developed markets returned about 8%. Most emerging market stocks, which made a quick and substantial recovery from the global economic slowdown, continued to outperform those in developed markets. China, however, was held back by the prospect of monetary policy tightening.

Corporate bonds remained attractive to investors

The broad U.S. taxable bond market returned about 3% for the period as investors continued to favor higher-risk corporate bonds over U.S. government issues. The broad municipal bond market posted strong results, returning almost 4%. The yields of longer-term Treasury bonds rose during the six months, while those of the shortest-term securities remained around 0%.

Market Barometer
	Total Returns
	Periods Ended April 30, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	16.77%	40.21%	3.07%
Russell 2000 Index (Small-caps)	28.17	48.95	5.74
Dow Jones U.S. Total Stock Market Index	17.91	41.12	3.73
MSCI All Country World Index ex USA (International)	5.95	40.97	6.94

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.54%	8.30%	5.38%
Barclays Capital Municipal Bond Index	3.68	8.85	4.51
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.12	2.72

CPI
Consumer Price Index	0.85%	2.24%	2.30%

3

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008. The Fed’s April statement noted economic improvements, but said officials still thought that “economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Consumer and IT stocks drove the fund’s performance

During the six months, Vanguard Mid-Cap Growth Fund’s performance paralleled that of the broad stock market, slowing down somewhat earlier in the period and then speeding up. For the half-year, the fund’s 21% return outpaced that of the broad market, but trailed the approximately 23% return of its benchmark and peer-group funds average.

About half the fund’s return came from its two largest sector holdings, consumer discretionary stocks and information technology stocks. Both sectors produced strong absolute returns, though the fund's holdings in each sector fell a few steps behind the returns of the consumer discretionary and information technology stocks in the benchmark index.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.60%	1.47%

The fund expense ratio shown is from the prospectus dated February 25, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the fund’s annualized expense ratio was 0.55%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Mid-Cap Growth Funds.

4

Among consumer discretionary stocks, which are especially sensitive to the stirrings of economic activity, significant contributors included specialty retailers (such as those in auto parts, sporting goods, and jewelry), restaurants, a lottery terminal and slot machine-maker (WMS Industries), and an education company (DeVry). Major IT contributors included semiconductor companies and firms that provide computer services, such as private-label credit-card businesses and the outsourcing of business and computer operations.

The advisors’ choices of industrial stocks, especially those of aerospace and defense companies and machinery makers, posted strong returns. One noteworthy holding was Fastenal, a distributor of industrial products. Solid contributions to return also came from health care stock selections, especially instrument and equipment manufacturers.

There were a few missteps during the six-month period, including the premature sale of smartphone maker Palm, a few weeks before the announcement of its purchase by Hewlett-Packard.

Balance and diversification never go out of style

As the past couple of years have demonstrated, no corner of the financial markets is safe from surprising, and often unsettling, change. That is why we believe that a low-cost portfolio that is balanced among asset classes and diversified within them is an effective investment approach in all market environments.

Such a portfolio would include stocks of a range of market capitalizations and both investment “styles”—growth and value—as well as bonds and short-term investments in proportions suited to the investor’s goals, life stage, and risk tolerance. Vanguard Mid-Cap Growth Fund can be an important element in such a portfolio.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 17, 2010

5

Advisors’ Report

For the six months ended April 30, 2010, Vanguard Mid-Cap Growth Fund returned about 21%, compared with about 23% for the Russell Midcap Growth Index, the fund’s benchmark index. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on May 20, 2010.

William Blair & Company, L.L.C.

Portfolio Managers:
Robert C. Lanphier, Principal

David Ricci, CFA, Principal

The U.S. equity market produced an impressive return over the past six months, continuing its ascent from the March 2009 bottom. The Russell Midcap Growth Index returned 23.2% for the period, finishing well ahead of large-capitalization stocks and just behind small-caps. Investors shook off political and economic uncertainty surrounding health

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair & Company, L.L.C.	48	728	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Chartwell Investment Partners,	47	711	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Cash Investments	5	73	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

care reform and the unwinding of stimulus programs in the United States, sovereign credit risk in several European countries, and tighter monetary policy in China. Instead, the market reacted to improving economic data and corporate top- and bottom-line results.

Consumer discretionary stocks (+29%) led the mid-cap growth market over the six-month period, as reports on consumer spending continued to surprise investors. The passage of federal health care reform legislation in March boosted the health care sector (+27%), which had underperformed during most of 2009.

On the other hand, the materials (+19%), consumer staples (+16%), and energy (+15%) sectors all underperformed the broad market.

Our more conservative—lower portfolio beta—style of investing hindered relative performance, given the magnitude of the stock rally. Stock selection was also to blame, however. Health care holdings such as athenahealth and Myriad Genetics underperformed their benchmark peers. Financial stocks Greenhill & Co. and HCC Insurance Holdings disappointed as well. Relative performance was boosted by stock selection in materials and by not owning utilities during the period. Airgas, a materials holding, was purchased by a larger competitor, which helped it to outpace its benchmark peers.

Looking forward, the upside and downside risks to the economic and business cycle appear more balanced today than they have been over the last few years. Current economic growth forecasts could prove to be conservative, given the magnitude of this recession—historically a good indicator of the economic rebound. However, we are aware of downside risks as well. Growing fiscal deficits in the United States and abroad could push up interest rates and choke off further economic expansion. In addition, governments around the globe are rolling back or reversing their stimulus plans and making the delicate transition from government intervention back to private-sector activity.

In the end, however, we believe that as the recovery phase of the economic cycle matures, successful outperformance of our benchmark increasingly will be driven by correctly predicting company fundamentals. A stock market less dictated by macro risk factors should be a good backdrop for our style of investing and active management. We continue to find good ideas across sectors and are confident the portfolio consists of great companies with solid competitive positions and stocks that are trading at attractive valuations.

7

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA,
Managing Partner

John A. Heffern, Managing Partner and
Senior Portfolio Manager

As valuations climb for weaker companies—as they have during the six months under review—we believe that investors will begin to shift back toward higher-quality companies because these firms have far better prospects for sustained growth.

In a gradual and unsteady recovery, we expect investors to continue to favor companies with strong fundamentals and above-average growth potential, two key characteristics we apply with our time-tested, bottom-up approach to mid-cap investing.

During the six months, stock selection was the major factor contributing to our top-performing sectors: materials, industrials, and utilities. These selections included Ashland, an international specialty chemicals company. Sales of its leading product, Valvoline, continue to be strong, and management is confident of maintaining pricing power, even with oil prices climbing. Companies focusing on industrial machinery (Gardner Denver) and steel products (Steel Dynamics) benefited from the economic rebound. SBA Communications continues to expand its base of wireless communication towers as smartphone usage accelerates. In health care, biotechnology company Dendreon won U.S. Food and Drug Administration approval on April 29 to sell a vaccine to treat advanced prostate cancer.

Detracting from performance were information technology and consumer finance services stocks. Brocade Communications Systems, which develops data-storage networking products and services such as data backup, remote mirroring, and transaction processing, was hurt by a ramp up of business with IBM and Dell that took longer than initially planned. Inflows and operating expenses for Invesco, a global investment manager and one of the portfolio’s larger holdings, were disappointing, partly because of the firm’s exposure in its U.K. unit to weakness in the pound sterling against the dollar. Still, the company’s most recent report indicated improved flows and news that the recent acquisition of an investment unit of Morgan Stanley is nearing completion. Both could lead to better investment performance from Invesco as the year progresses.

8

Mid-Cap Growth Fund

Fund Profile

As of April 30, 2010

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	103	492	4,143
Median Market Cap	$4.6B	$6.7B	$28.4B
Price/Earnings Ratio	29.0x	25.3x	21.5x
Price/Book Ratio	3.2x	3.4x	2.2x
Return on Equity	17.1%	20.2%	19.2%
Earnings Growth Rate	12.9%	12.7%	6.6%
Dividend Yield	0.5%	1.0%	1.7%
Foreign Holdings	1.7%	0.0%	0.0%
Turnover Rate
(Annualized)	94%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.60%	—	—
30-Day SEC Yield	0.00%	—	—
Short-Term Reserves	0.9%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	20.7%	18.5%	11.5%
Consumer Staples	3.2	7.0	9.5
Energy	5.2	5.2	10.3
Financials	11.2	8.9	17.3
Health Care	15.1	14.0	11.8
Industrials	17.2	15.1	11.2
Information
Technology	22.6	23.1	18.4
Materials	3.7	4.6	3.9
Telecommunication
Services	0.9	1.0	2.6
Utilities	0.2	2.6	3.5

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	0.96	0.92
Beta	0.88	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Invesco Ltd.	Asset Management
	& Custody Banks	2.4%
Greenhill & Co. Inc.	Investment Banking
	& Brokerage	2.3
WMS Industries Inc.	Casinos & Gaming	2.2
Robert Half International	Human Resource &
Inc.	Employment
	Services	2.0
Silicon Laboratories Inc.	Semiconductors	1.9
Alliance Data Systems	Data Processing &
Corp.	Outsourced
	Services	1.8
O'Reilly Automotive Inc.	Automotive Retail	1.7
Dick's Sporting Goods	Specialty Stores
Inc.		1.7
DeVry Inc.	Education Services	1.6
Green Mountain Coffee	Packaged Foods &
Roasters Inc.	Meats	1.5
Top Ten		19.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the annualized expense ratio was 0.55%.

9

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1999, Through April 30, 2010

Note: For 2010, performance data reflect the six months ended April 30, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	51.35%	5.17%	-0.58%

See Financial Highlights for dividend and capital gains information.

10

Mid-Cap Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.5%)[1]
Consumer Discretionary (19.8%)
*	WMS Industries Inc.	663,950	33,211
*	O’Reilly Automotive Inc.	540,725	26,436
*	Dick’s Sporting Goods Inc.	894,025	26,025
	DeVry Inc.	380,670	23,750
*	CarMax Inc.	822,100	20,199
	Tiffany & Co.	362,324	17,565
	Jarden Corp.	543,047	17,443
*	Bed Bath & Beyond Inc.	338,200	15,544
*	Royal Caribbean Cruises Ltd.	418,250	14,990
*	Discovery Communications
	Inc. Class A	364,100	14,091
*	Warnaco Group Inc.	291,840	13,962
	Guess? Inc.	297,685	13,655
	Gentex Corp.	625,880	13,450
*	Chipotle Mexican Grill
	Inc. Class A	95,900	12,938
*	Kohl’s Corp.	189,240	10,406
*	J Crew Group Inc.	184,650	8,581
*	Education
	Management Corp.	382,543	8,351
	Coach Inc.	128,275	5,355
*	Urban Outfitters Inc.	90,125	3,380
			299,332
Consumer Staples (3.0%)
*	Green Mountain
	Coffee Roasters Inc.	318,715	23,158
	Church & Dwight Co. Inc.	164,700	11,406
	McCormick & Co. Inc.	283,000	11,198
			45,762
Energy (4.8%)
*	Whiting Petroleum Corp.	213,200	19,258
	EXCO Resources Inc.	825,529	15,314
*	Denbury Resources Inc.	577,100	11,052
*	Newfield Exploration Co.	170,100	9,898
	Range Resources Corp.	137,300	6,557
*	Cameron International Corp.	162,300	6,404
*	Southwestern Energy Co.	125,600	4,984
			73,467

			Market
			Value•
		Shares	($000)
Exchange-Traded Fund (0.4%)
2	Vanguard Mid-Cap ETF	82,700	5,580

Financials (10.1%)
	Invesco Ltd.	1,579,200	36,306
	Greenhill & Co. Inc.	397,860	34,968
	Discover Financial
	Services	1,142,525	17,663
*	Affiliated Managers
	Group Inc.	191,590	16,128
	Assured Guaranty Ltd.	676,585	14,580
	SEI Investments Co.	552,275	12,404
	HCC Insurance
	Holdings Inc.	389,290	10,585
	Moody’s Corp.	412,600	10,200
			152,834
Health Care (14.4%)
*	Mettler-Toledo
	International Inc.	165,500	20,767
*	Illumina Inc.	483,030	20,225
*	Varian Medical Systems Inc.	311,375	17,555
*	Express Scripts Inc.	160,045	16,025
*	Bruker Corp.	951,370	14,546
*,^	IDEXX Laboratories Inc.	199,555	13,199
*	CareFusion Corp.	452,282	12,474
*,^	QIAGEN NV	539,748	12,333
*	Salix Pharmaceuticals Ltd.	300,625	12,085
*	Zimmer Holdings Inc.	179,675	10,944
*	Cerner Corp.	125,667	10,670
*	Life Technologies Corp.	193,850	10,606
*	Myriad Genetics Inc.	411,360	9,877
*	athenahealth Inc.	284,000	8,242
	DENTSPLY International Inc.	191,600	7,020
*	Alexion Pharmaceuticals Inc.	106,590	5,850
*	United Therapeutics Corp.	85,725	4,877
*	Dendreon Corp.	79,535	4,312
*	Human Genome
	Sciences Inc.	126,300	3,497
*	Mednax Inc.	45,800	2,516
			217,620

11

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
Industrials (16.3%)
	Robert Half
	International Inc.	1,130,325	30,948
*	Stericycle Inc.	379,590	22,358
	Flowserve Corp.	143,000	16,385
	Fastenal Co.	292,507	15,997
	Ingersoll-Rand PLC	430,125	15,906
	Goodrich Corp.	213,800	15,860
	MSC Industrial
	Direct Co. Class A	264,600	14,418
	Roper Industries Inc.	232,490	14,187
	Gardner Denver Inc.	263,200	13,236
	TransDigm Group Inc.	232,700	12,861
	Kennametal Inc.	348,675	11,457
	CH Robinson
	Worldwide Inc.	183,075	11,039
*	McDermott
	International Inc.	389,075	10,665
	Manpower Inc.	173,200	9,717
	Precision Castparts Corp.	72,625	9,321
	Rockwell Automation Inc.	124,100	7,535
	JB Hunt Transport
	Services Inc.	195,140	7,193
	Iron Mountain Inc.	281,770	7,087
			246,170
Information Technology (21.5%)
*	Silicon Laboratories Inc.	600,335	29,026
*	Alliance Data
	Systems Corp.	365,860	27,461
*	McAfee Inc.	649,425	22,567
*	Concur Technologies Inc.	536,232	22,473
*	VeriSign Inc.	705,800	19,247
*	Trimble Navigation Ltd.	556,121	18,191
*	Gartner Inc.	703,350	16,937
*	Dolby Laboratories
	Inc. Class A	213,000	14,637
*	Equinix Inc.	144,840	14,578
*	NetApp Inc.	393,645	13,648
*	Marvell Technology
	Group Ltd.	660,375	13,637
*	MICROS Systems Inc.	357,972	13,302
*	NICE Systems Ltd. ADR	413,075	13,140
*	F5 Networks Inc.	188,338	12,888
*	Sybase Inc.	285,925	12,403
	Solera Holdings Inc.	273,800	10,643
*	Cognizant Technology
	Solutions Corp. Class A	193,680	9,913
*	VistaPrint NV	161,100	8,310
	Broadcom Corp. Class A	233,800	8,064
*	Genpact Ltd.	428,300	7,230
*	ON Semiconductor Corp.	868,350	6,895
*	Informatica Corp.	198,150	4,956
*	BMC Software Inc.	125,775	4,950
			325,096

			Market
			Value•
		Shares	($000)
	Materials (3.3%)
	Ecolab Inc.	418,710	20,450
	Greif Inc. Class A	235,600	13,943
	Ashland Inc.	140,110	8,345
	Steel Dynamics Inc.	487,570	7,659
			50,397
Telecommunication Services (0.9%)
*	SBA Communications
	Corp. Class A	378,175	13,376
	Total Common Stocks
	(Cost $1,084,289)		1,429,634
Temporary Cash Investments (5.8%)[1]
	Money Market Fund (5.4%)
3,4	Vanguard Market
	Liquidity Fund, 0.210%	81,899,000	81,899

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.4%)
5,6	Fannie Mae Discount Notes,
	0.300%, 9/15/10	2,000	1,998
5,6	Freddie Mac Discount Notes,
	0.320%, 9/7/10	3,300	3,296
			5,294
Total Temporary Cash Investments
	(Cost $87,191)		87,193
	Total Investments (100.3%)
	(Cost $1,171,480)		1,516,827
Other Assets and Liabilities (-0.3%)
	Other Assets		13,920
	Liabilities[4]		(18,520)
			(4,600)
	Net Assets (100%)
Applicable to 90,215,621 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,512,227
	Net Asset Value Per Share		$16.76

12

Mid-Cap Growth Fund

At April 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	1,449,295
Overdistributed Net Investment Income	(2,382)
Accumulated Net Realized Losses	(282,367)
Unrealized Appreciation (Depreciation)
Investment Securities	345,347
Futures Contracts	2,334
Net Assets	1,512,227

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $6,621,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.9% and 1.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $6,832,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $5,294,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Mid-Cap Growth Fund

Statement of Operations

Six Months Ended
April 30, 2010
($000)
Investment Income
Income
Dividends[1]	2,972
Interest[1]	55
Security Lending	77
Total Income	3,104
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,590
Performance Adjustment	(33)
The Vanguard Group—Note C
Management and Administrative	1,977
Marketing and Distribution	164
Custodian Fees	15
Shareholders’ Reports	8
Trustees’ Fees and Expenses	2
Total Expenses	3,723
Expenses Paid Indirectly	(53)
Net Expenses	3,670
Net Investment Income (Loss)	(566)
Realized Net Gain (Loss)
Investment Securities Sold[1]	77,666
Futures Contracts	4,824
Realized Net Gain (Loss)	82,490
Change in Unrealized Appreciation (Depreciation)
Investment Securities	172,897
Futures Contracts	3,859
Change in Unrealized Appreciation (Depreciation)	176,756
Net Increase (Decrease) in Net Assets Resulting from Operations	258,680

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $58,000, $49,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	(566)	1,519
Realized Net Gain (Loss)	82,490	(158,994)
Change in Unrealized Appreciation (Depreciation)	176,756	333,481
Net Increase (Decrease) in Net Assets Resulting from Operations	258,680	176,006
Distributions
Net Investment Income	(1,593)	(2,949)
Realized Capital Gain	—	—
Total Distributions	(1,593)	(2,949)
Capital Share Transactions
Issued	172,569	412,258
Issued in Lieu of Cash Distributions	1,550	2,849
Redeemed	(147,485)	(240,237)
Net Increase (Decrease) from Capital Share Transactions	26,634	174,870
Total Increase (Decrease)	283,721	347,927
Net Assets
Beginning of Period	1,228,506	880,579
End of Period[1]	1,512,227	1,228,506

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($2,382,000) and ($223,000).

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mid-Cap Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.86	$11.82	$20.90	$19.12	$16.58	$14.28
Investment Operations
Net Investment Income (Loss)	(.005)	.021[1]	.035	.044	.055	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.923	2.059	(8.024)	4.455	2.490	2.300
Total from Investment Operations	2.918	2.080	(7.989)	4.499	2.545	2.300
Distributions
Dividends from Net Investment Income	(.018)	(.040)	(.045)	(.044)	(.005)	—
Distributions from Realized Capital Gains	—	—	(1.046)	(2.675)	—	—
Total Distributions	(.018)	(.040)	(1.091)	(2.719)	(.005)	—
Net Asset Value, End of Period	$16.76	$13.86	$11.82	$20.90	$19.12	$16.58

Total Return[2]	21.07%	17.70%	-40.02%	26.39%	15.35%	16.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,512	$1,229	$881	$1,289	$793	$562
Ratio of Total Expenses to
Average Net Assets[3]	0.55%[4]	0.60%	0.55%	0.56%	0.50%	0.44%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.08%)[4]	0.16%[1]	0.20%	0.27%	0.26%	0.01%
Portfolio Turnover Rate	94%[4]	125%	85%	70%	159%	80%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.02 and 0.19%, respectively, resulting from a special dividend from TransDigm Group Inc. in October 2009.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.02%, 0.03%, 0.03%, (0.04%), and (0.09%).
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an openend investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for

U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006-2009), and for the period ended April 30, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

17

Mid-Cap Growth Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. William Blair & Company, L.L.C., and Chartwell Investment Partners, L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance since July 31, 2006, relative to the Russell Midcap Growth Index. The basic fee for Chartwell Investment Partners, L.P., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a decrease of $33,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2010, the fund had contributed capital of $271,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2010, these arrangements reduced the fund’s expenses by $53,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

18

Mid-Cap Growth Fund

The following table summarizes the fund’s investments as of April 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,429,634	—	—
Temporary Cash Investments	81,899	5,294	—
Futures Contracts—Liabilities[1]	(1,579)	—	—
Total	1,509,954	5,294	—

1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P MidCap 400 Index	June 2010	66	27,113	1,109
E-mini S&P MidCap 400 Index	June 2010	240	19,718	535
E-mini Russell 2000 Index	June 2010	273	19,533	690

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2009, the fund had available capital loss carryforwards totaling $365,259,000 to offset future net capital gains of $205,366,000 through October 31, 2016, and $159,893,000 through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

19

Mid-Cap Growth Fund

At April 30, 2010, the cost of investment securities for tax purposes was $1,171,480,000. Net unrealized appreciation of investment securities for tax purposes was $345,347,000, consisting of unrealized gains of $352,910,000 on securities that had risen in value since their purchase and $7,563,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2010, the fund purchased $607,866,000 of investment securities and sold $608,575,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	Shares	Shares
	(000)	(000)
Issued	11,062	34,005
Issued in Lieu of Cash Distributions	104	267
Redeemed	(9,568)	(20,163)
Net Increase (Decrease) in Shares Outstanding	1,598	14,109

J. In preparing the financial statements as of April 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended April 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2009	4/30/2010	Period
Based on Actual Fund Return	$1,000.00	$1,210.69	$3.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.07	2.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.55%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory agreements with Chartwell Investment Partners, L.P., and William Blair & Co., L.L.C. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management, and took into account the organizational depth and stability of each advisor. The board noted the following:

Chartwell Investment Partners, L.P. Founded in 1997, Chartwell has expertise in small- and mid-cap equity management. The firm employs a fundamental bottom-up strategy seeking companies with superior growth potential trading at reasonable valuations. Chartwell has advised a portion of the fund since 2006.

William Blair & Company, L.L.C. Founded in 1935, William Blair & Company is an independently owned, full-service investment firm based in Chicago, Illinois. The firm utilizes an investment process that relies on thorough in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are high quality and have sustainable, above-average growth. In selecting stocks, the advisor considers leadership position with the market it serves, quality of products or services provided, return on equity, accounting policies, and the quality of the management team.

The firm has advised a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the fund’s performance since 2006 (when the advisors began managing the fund), including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Chartwell and William Blair & Company in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

23

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules of Chartwell and William Blair & Company. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3012 062010

Vanguard International Explorer™ Fund
Semiannual Report

April 30, 2010

> For the six months ended April 30, 2010, Vanguard International Explorer Fund returned 8.65%, outperforming its benchmark index but lagging the average return of its international small-capitalization fund peers.

> International stocks trailed U.S. stocks by a wide margin.

> The fund’s holdings in emerging markets and the Pacific region were large contributors to total return. Meanwhile, the fund’s sizable investment in European stocks limited overall performance.

See page 27 for a Notice to Shareholders concerning the fund’s investment advisors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	25
Notice to Shareholders.	27
Glossary.	31

Past performance is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended April 30, 2010
Total
Returns
Vanguard International Explorer Fund	8.65%
S&P EPAC SmallCap Index	6.75
International Small-Cap Funds Average	10.24
International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2009 , Through April 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$13.55	$14.51	$0.202	$0.000

Chairman’s Letter

Dear Shareholder,

During the six months ended April 30, the global economy continued on the road to recovery. But it became clear that the road would not be without potholes, speed bumps, and the occasional detour. European countries struggled to contain the damage of Greece’s debt woes, while investors worried that the Chinese economy was overheating.

Against this backdrop, the International Explorer Fund returned 8.65% for the period, outpacing the return of its market benchmark (the Standard & Poor’s Europe and Pacific SmallCap Index), but trailing the average return of its peer group. During the period, the dollar gained strength against major currencies such as the euro, dampening the returns of foreign stocks for U.S.-based investors.

Most stock markets extended their postcrisis rally

Despite a few setbacks, most markets around the world continued to climb during the six months ended April 30. International markets, while considerably lagging the broad U.S. market, generally still ended the half-year in positive territory. In Europe, Greece’s financial problems continued to make headlines, precipitating unusual market volatility that persisted after the close of the fiscal half-year.

In Asia, the larger developed markets returned about 8%. Most emerging market stocks, which made a quick and substantial recovery from the global economic slowdown, continued to outperform those in developed markets. China, however, was held back by the prospect of monetary policy tightening.

The broad U.S. stock market ended the period up about 18%. Since scraping bottom in March 2009, U.S. equities have rebounded dramatically, returning more than 80%.

For the half-year, stocks of small-capitalization companies significantly outperformed both the broad market and larger-cap issues, returning about 28%. Large-cap stocks returned about 17%, slightly behind the broad market’s gain. Value stocks generally trumped their growth counterparts for the period, though the differences weren’t all that noteworthy.

Corporate bonds remained attractive to investors

The broad U.S. taxable bond market returned about 3% for the period as investors continued to favor higher-risk corporate bonds over U.S. government issues. The broad municipal bond market posted strong results, returning almost 4%. The yields of longer-term U.S. Treasury bonds rose during the six months, while those of the shortest-term securities remained around 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since

Market Barometer
	Total Returns
	Periods Ended April 30, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	16.77%	40.21%	3.07%
Russell 2000 Index (Small-caps)	28.17	48.95	5.74
Dow Jones U.S. Total Stock Market Index	17.91	41.12	3.73
MSCI All Country World Index ex USA (International)	5.95	40.97	6.94

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.54%	8.30%	5.38%
Barclays Capital Municipal Bond Index	3.68	8.85	4.51
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.12	2.72

CPI
Consumer Price Index	0.85%	2.24%	2.30%

December 2008. The Fed’s April statement noted economic improvements, but said officials still thought that “economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Pacific and emerging markets led the way for the fund

Vanguard International Explorer Fund’s 8.65% return for the half-year beat its unmanaged benchmark index by almost 2 percentage points. This is a credit to the fund’s advisor, Schroder Investment Management North America, and to the

team’s careful research in its global pursuit of attractively priced stocks with growth potential.

On an absolute basis, the fund faced the headwind of a strengthening U.S. dollar (particularly versus the euro and the British pound), which effectively reduced returns from abroad for U.S.-based investors. At the same time, stocks of small foreign companies—International Explorer’s primary market—generally enjoyed stronger returns than their mid- and large-cap counterparts (the Standard & Poor’s Europe and Pacific LargeMidCap Index returned 3.47% for the period).

Stocks in the Pacific region, which represented almost one-third of the fund’s assets during the six months,

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Explorer Fund	0.45%	1.60%

The fund expense ratio shown is from the prospectus dated February 25, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the fund’s annualized expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: International Small-Cap Funds.

returned about 10%. Japan was the largest country of investment in the region (and in the fund as a whole). The advisor’s selection of Japanese information technology and consumer discretionary stocks boosted the fund’s performance versus the benchmark, though absolute returns in Japan trailed those of other regional markets. In Australia and Hong Kong, for example, the fund’s materials and health care holdings were standouts.

Emerging markets were a small but powerful force in the fund during the period. Emerging markets stocks represented about 10% of the fund’s assets, on average, and returned about 19%. In the Philippines, energy and industrials stocks posted returns of more than 100%. India, Brazil, and Indonesia were other areas of strength during the period. The fund’s holdings in China returned about 6% as impressive returns in the consumer staples sector were offset by weakness in financials and consumer discretionary.

Europe, the fund’s largest area of investment during the period (representing more than half of the fund’s assets, on average) returned almost 6%. Although much of the region was focused on the Greek debt crisis, European markets offered a wide range of opportunities and pitfalls for investors. The advisor’s wise selections of Dutch and Belgian industrial firms, for instance, were countered by poor stock selection in larger markets such as the United Kingdom and France.

For more information on the advisor’s investment strategies, please see the Advisor’s Report following this letter.

Diversify your exposure to market and economic cycles

It’s been theorized that, as a group, small-cap stocks don’t have the scale to perform well during an economic slowdown, but that they have the agility to be ahead of the curve during a recovery. Sometimes this is true. Sometimes it’s not. So while this is not a theory upon which to base short-term investment choices, it does serve as an important reminder of the importance of diversification. Different market segments can move in different rhythms. A portfolio that has broad exposure to all market segments will be better equipped to capture the “ups” of market and economic cycles while limiting the damage of the inevitable “downs.”

Extending this concept to foreign markets adds a wider level of diversification. Even in an increasingly global economy, the factors that affect a small biotechnology firm in France, for example, may be very different from those affecting a large mining operation in Brazil. We believe the International Explorer Fund, with its exposure to small-cap stocks around the world, is a smart way to diversify your investment portfolio.

A final note about diversification: On June 9, 2010, Wellington Management Company, LLP, joined Schroder Investment Management North America Inc. as an advisor to Vanguard International Explorer Fund. Schroder has managed Vanguard International Explorer Fund since its 1996 inception, distinguishing itself as an excellent steward of shareholder assets and delivering strong performance through a variety of market environments.

The use of a second talented advisory firm reflects Vanguard’s commitment to the multimanager structure, which can enhance a portfolio’s level of diversification. The addition is not expected to materially change Vanguard International Explorer Fund’s character as a primarily small-cap offering of non-U.S. equity securities.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 9, 2010

Advisor’s Report

For the six months ended April 30, 2010, Vanguard International Explorer Fund returned 8.65%, compared with a 6.75% return for its benchmark index, the Standard & Poor’s Europe and Pacific SmallCap Index, a broad measure of the performance of smaller non-U.S. stocks.

The investment environment

International equity markets continued to make steady progress over the half-year, though returns for U.S.-based investors have been moderated by a recovery in the dollar, particularly versus the euro and pound sterling. Global economic recovery has continued, and although some of the targeted government stimulus measures have been phased out, strong corporate profits, stabilization in employment, modest recovery in capital spending, and a modest rebound in consumer sentiment have supported activity.

Recovery has been by no means uniform. Asia, outside Japan, registered the strongest momentum, spurred by solid economic growth in China, ample liquidity, and a sharp recovery in exports. This positive backdrop has supported strong returns from most regional markets, with smaller companies outperforming their large-capitalization counterparts. However, China-related stocks offered relatively muted returns as investors fretted over signs of a resurgence in inflation and the impact of government measures to limit credit growth and to cool speculation in the country’s residential real estate market.

Growth in Europe has been much less convincing. Export-oriented sectors have generally fared well in continental Europe, aided by significant weakening in the euro. However, sentiment has been dampened by the challenges facing smaller economies such as Greece (the epicenter of the sovereign debt crisis), where equities fell by more than one-third. Overall, although smaller companies outperformed their larger peers in Europe, absolute returns were restrained. The exceptions were the Scandinavian countries and, more surprisingly, the United Kingdom, where investors brushed off concerns about the government’s deficit.

Japan yielded slightly subpar returns, and in contrast to all the other regions, smaller companies underperformed. Domestic growth drivers remained anemic, and exports provided the main economic bright spot.

Our successes and shortfalls

Our holdings in countries not represented in the index continued to augment relative returns. Key contributions have come from stocks in the Philippines, India, and Brazil, along with our two Canadian holdings, both of which are also effectively emerging market exposures.

The other major contributor has been stock selection in continental Europe, particularly in the financial, consumer discretionary, and industrial sectors. We remain skeptical about the outlook for the peripheral economies and markets because we believe that the deflationary pressures remain formidable. Many of the biggest stock contributors have been companies in the core European markets that have relatively international businesses and little exposure to sluggish consumer spending.

A similar pattern has emerged in Japan, which also contributed to performance, with holdings in information technology and auto parts stocks being particularly rewarding. Elsewhere in smaller developed Asian markets, stock selection in Australia and South Korea contributed to returns.

The key shortfall over the period has been in the United Kingdom. In retrospect, we have continued to be overly negative on the market, but our philosophical focus on quality stocks that offer relatively visible growth has also been at odds with a market that has favored lower-quality cyclical stocks.

The fund’s positioning

Although events in Europe have been grabbing recent headlines, the more prosaic truth is that the current rally in global equity markets is entering a more mature phase. Valuations, while reasonable, are no longer at dramatically cheap levels. (Small-cap valuations are slightly above the historic average relative to large-cap valuations on a normalized basis.) The capacity for both economic data and corporate earnings to exceed expectations is more limited.

There have been phases in the past year when investor preference for lower-quality, more cyclical sectors and companies has been contrary to our focus on companies offering evidence of growth and sustainably high returns. With economic and corporate momentum potentially fading over the coming months, we believe our approach should put the fund in a good position to take advantage of opportunities.

We continue to find good opportunities in emerging and smaller Asian markets, which remain our sole areas of marked overweighting. The portfolio is skewed toward companies that exploit long-term growth trends in consumption and services such as finance and transport. In the wake of the recent market correction in China, we hope to further build up our exposure in that market.

Europe is our main area of underweighting, particularly in the financial and consumer cyclical areas. We believe Europe remains a challenging environment for stocks sensitive to domestic (and especially consumer) demand, particularly in countries that are facing either deflation in asset prices and real wages or sizable fiscal deficits—essentially in southern Europe and the United Kingdom. On this count, core European markets appear to offer better value, and are better positioned to benefit from the competitive boost supplied by weakness in the euro.

We made little change to our underweighted position in Japan, where we remain focused on companies and sectors sensitive to external demand. Despite some fragmentary signs that better export performance is feeding into modest strength in the country’s domestic leading indicators, we continue to be skeptical. Valuation still broadly favors export-sensitive stocks where we can identify long-term, albeit somewhat cyclical, growth.

Matthew F. Dobbs
Head of Global Small Companies
Schroder Investment Management
North America Inc.
May 20, 2010

International Explorer Fund

Fund Profile
As of April 30, 2010

Portfolio Characteristics
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Number of Stocks	254	2,976	1,816
Median Market Cap	$1.6B	$1.7B	$28.4B
Price/Earnings Ratio	28.8x	45.6x	23.2x
Price/Book Ratio	1.7x	1.4x	1.7x
Return on Equity	14.7%	12.9%	18.3%
Earnings Growth Rate	10.8%	7.6%	5.8%
Dividend Yield	1.9%	2.3%	2.7%
Turnover Rate
(Annualized)	47%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.45%	—	—
Short-Term Reserves	4.0%	—	—

Sector Diversification (% of equity exposure)
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Consumer
Discretionary	16.7%	19.0%	8.7%
Consumer Staples	4.2	5.3	8.5
Energy	10.3	4.5	10.9
Financials	12.7	17.5	25.7
Health Care	5.7	5.6	6.1
Industrials	28.3	24.6	10.3
Information
Technology	7.7	9.5	7.1
Materials	12.2	10.4	12.1
Telecommunication
Services	1.1	1.4	5.9
Utilities	1.1	2.2	4.7

Volatility Measures
	S&P
	EPAC	MSCI AC
	SmallCap	World Index
	Index	ex USA
R-Squared	0.98	0.94
Beta	0.97	0.99
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Niko Resources Ltd.	Oil & Gas
	Exploration &
	Production	1.7%
Bilfinger Berger AG	Construction &
	Engineering	1.0
Bourbon SA	Oil & Gas
	Equipment &
	Services	1.0
Rheinmetall AG	Industrial
	Conglomerates	1.0
Andritz AG	Industrial
	Machinery	1.0
Fugro NV	Oil & Gas
	Equipment &
	Services	1.0
DCC PLC	Industrial
	Conglomerates	0.9
Azimut Holding SPA	Asset Management
	& Custody Banks	0.9
Cairn India Ltd.	Oil & Gas
	Exploration &
	Production	0.9
MTU Aero Engines	Aerospace &
Holding AG	Defense	0.9
Top Ten		10.3%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the annualized expense ratio was 0.40%.

International Explorer Fund

Market Diversification (% of equity exposure)

		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Europe
United Kingdom	15.2%	20.3%	14.6%
Switzerland	8.7	7.4	5.3
Germany	8.4	7.0	5.4
France	5.1	9.7	7.1
Netherlands	4.6	2.6	1.8
Italy	4.3	3.3	2.1
Austria	3.2	0.5	0.2
Ireland	1.2	0.8	0.2
Spain	1.1	3.4	2.6
Belgium	1.0	1.1	0.7
Sweden	1.0	2.5	2.0
Other	1.9	4.1	2.5
Subtotal	55.7%	62.7%	44.5%
Pacific
Japan	19.2%	21.0%	15.7%
Australia	7.4	7.0	6.1
Hong Kong	1.8	2.7	1.6
Singapore	1.2	1.3	1.1
Other	0.9	0.2	0.1
Subtotal	30.5%	32.2%	24.6%
Emerging Markets
China	2.9%	0.3%	4.0%
Brazil	2.8	0.2	3.7
South Korea	1.8	3.5	3.1
India	1.2	0.0	1.8
Philippines	1.1	0.0	0.1
Other	1.5	1.1	10.4
Subtotal	11.3%	5.1%	23.1%
North America
Canada	2.5%	0.0%	7.8%

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1999, Through April 30, 2010

Note: For 2010, performance data reflect the six months ended April 30, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	68.24%	5.58%	3.75%

Fund returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
See Financial Highlights for dividend and capital gains information.

International Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.9%)
Australia (7.1%)
*	Iluka Resources Ltd.	4,665,293	19,866
	Amcor Ltd.	3,094,312	18,726
	Computershare Ltd.	1,685,120	18,300
^	Ansell Ltd.	1,382,653	16,310
^	Fairfax Media Ltd.	9,842,493	15,533
^	Sonic Healthcare Ltd.	1,158,357	14,719
	Boral Ltd.	2,540,586	13,734
	Crane Group Ltd.	1,385,086	11,515
	Mirvac Group	8,345,080	10,709
	Sims Metal
	Management Ltd.	457,298	8,596
*	James Hardie
	Industries SE	961,720	6,743
*	Transpacific Industries
	Group Ltd.	4,210,630	4,868
*,^	Elders Ltd.	3,449,733	3,783
			163,402
Austria (3.0%)
	Andritz AG	385,000	23,573
^	Mayr Melnhof Karton AG	140,000	13,615
	Kapsch TrafficCom AG	230,000	9,493
*	RHI AG	275,000	9,181
	Schoeller-Bleckmann
	Oilfield Equipment AG	146,000	7,630
	Rosenbauer International AG	150,000	6,057
			69,549
Belgium (1.0%)
	Bekaert SA	57,000	10,191
	Tessenderlo Chemie NV	200,000	6,404
	EVS Broadcast
	Equipment SA	100,000	5,499
			22,094
Brazil (2.7%)
	Redecard SA	1,127,202	18,715
	Localiza Rent a Car SA	1,116,938	12,376
	Tam SA ADR	610,489	10,787
*	BR Malls Participacoes SA	713,427	9,046

			Market
			Value•
		Shares	($000)
*	Anhanguera Educacional
	Participacoes SA	475,355	7,269
	PDG Realty SA
	Empreendimentos e
	Participacoes	469,517	4,267
			62,460
Canada (2.4%)
	Niko Resources Ltd.	354,368	38,845
*	Sino-Forest Corp.	900,704	16,014
			54,859
China (2.7%)
^	Lee & Man Paper
	Manufacturing Ltd.	15,033,000	13,131
	Guangzhou
	Pharmaceutical Co. Ltd.	8,510,000	9,828
*	Concord Medical Services
	Holdings Ltd. ADR	847,938	6,156
	China Dongxiang
	Group Co.	8,631,000	5,858
^	China Gas Holdings Ltd.	10,056,000	5,704
^	Franshion Properties
	China Ltd.	19,634,000	5,576
	China Agri-Industries
	Holdings Ltd.	3,951,000	5,176
	Parkson Retail Group Ltd.	2,801,000	4,575
	Denway Motors Ltd.	7,320,000	4,299
*,^	BaWang International
	Group Holding Ltd.	2,904,000	2,138
*,^	Inspur International Ltd.	5,055,000	519
			62,960
Denmark (0.8%)
^	TrygVesta AS	220,000	13,581
	Solar A/S Class B	89,258	6,069
			19,650
France (4.9%)
^	Bourbon SA	550,000	23,825
^	Saft Groupe SA	550,003	19,979
*	Alten Ltd.	550,000	16,048
	Rubis	140,000	11,525

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Groupe Eurotunnel SA	950,000	8,675
*	Meetic	300,000	8,286
	Sword Group	194,634	6,684
*	SeLoger.com	150,000	6,059
*	Store Electronic	390,000	5,927
*	Club Mediterranee	334,096	5,597
	Virbac SA	8,192	905
	L’Occitane International SA	251,000	480
			113,990
Germany (8.0%)
	Bilfinger Berger AG	360,000	23,909
	Rheinmetall AG	340,000	23,622
^	MTU Aero Engines
	Holding AG	373,500	20,534
*	Demag Cranes AG	500,000	17,290
	GFK SE	400,000	15,113
*	Freenet AG	1,200,000	13,990
	Grenkeleasing AG	250,000	10,842
*,^	KUKA AG	550,000	8,315
*	Kabel Deutschland
	Holding AG	224,127	7,102
	Tipp24 SE	175,000	6,769
^	Wirecard AG	500,000	5,604
*,^	Compugroup Holding AG	500,000	5,574
*	Tom Tailor Holding AG	322,440	5,540
*	Bijou Brigitte AG	28,500	4,910
	Hawesko Holding AG	140,000	4,803
*	XING AG	110,000	3,953
*	Morphosys AG	190,000	3,886
*,^	Air Berlin PLC	600,000	3,208
			184,964
Greece (0.2%)
	Eurobank Properties Real
	Estate Investment Co.	300,000	2,261
	Aegean Airlines SA	511,155	2,028
			4,289
Hong Kong (1.7%)
^	Techtronic Industries Co.	11,523,500	11,974
*	Beijing Enterprises
	Water Group Ltd.	23,708,000	9,358
	Citic 1616 Holdings Ltd.	17,983,000	5,816
*	Dah Sing Banking
	Group Ltd.	4,030,000	5,443
*	Fook Woo Group
	Holdings Ltd.	10,282,000	3,443
	Great Eagle Holdings Ltd.	1,175,000	3,288
			39,322
India (1.1%)
*	Cairn India Ltd.	2,947,038	20,767
	Shriram Transport
	Finance Co. Ltd.	451,549	5,749
			26,516

			Market
			Value•
		Shares	($000)
Indonesia (0.9%)
	Bank Rakyat Indonesia	9,487,000	9,286
	Bank Central Asia Tbk PT	11,011,000	6,591
	Semen Gresik
	Persero Tbk PT	4,873,500	4,388
			20,265
Ireland (1.2%)
	DCC PLC	800,000	21,441
	Grafton Group PLC	750,000	3,622
*	Governor & Co. of the
	Bank of Ireland	629,324	1,381
	IFG Group PLC	82,451	132
			26,576
Italy (4.0%)
	Azimut Holding SPA	1,900,000	21,410
*	CIR-Compagnie Industriali
	Riunite SPA	6,750,000	14,303
	DiaSorin SPA	330,000	12,303
^	Prysmian SPA	640,000	11,524
	Davide Campari-
	Milano SPA	1,117,046	11,405
*	Natuzzi SPA ADR	1,708,450	8,013
^	Zignago Vetro SPA	1,080,000	6,252
	Buzzi Unicem SPA	650,000	5,889
	Landi Renzo SPA	374,592	1,547
*	Gruppo Coin SPA	195,261	1,389
			94,035
Japan (18.5%)
	Musashi Seimitsu
	Industry Co. Ltd.	683,300	16,937
	Nifco Inc.	728,900	16,300
	Nippon Thompson
	Co. Ltd.	2,202,000	14,933
^	Nichi-iko Pharmaceutical
	Co. Ltd.	453,000	14,228
^	Modec Inc.	763,300	13,958
	Nihon Parkerizing Co. Ltd.	940,000	13,454
	Tokai Tokyo
	Financial Holdings	3,175,000	12,283
	Kuroda Electric Co. Ltd.	795,400	12,014
	Trusco Nakayama Corp.	684,400	11,312
	Nitta Corp.	712,200	11,215
	Arcs Co. Ltd.	820,900	11,015
	Tsuruha Holdings Inc.	296,500	10,677
	Seven Bank Ltd.	5,386	10,561
	Shinmaywa Industries Ltd.	2,411,000	10,509
	Glory Ltd.	410,300	10,444
	Nabtesco Corp.	823,000	10,372
	HIS Co. Ltd.	487,100	9,977
	Miura Co. Ltd.	406,100	9,930
	Moshi Moshi Hotline Inc.	479,900	9,876
	Sumida Corp.	707,300	9,647
	Chugoku Marine
	Paints Ltd.	1,282,000	9,601
	Shinko Plantech Co. Ltd.	993,700	9,205

International Explorer Fund

			Market
			Value•
		Shares	($000)
	JSP Corp.	777,400	9,158
	Exedy Corp.	346,800	9,150
	Lintec Corp.	459,900	8,736
^	Works Applications Co Ltd	13,395	8,731
	Accordia Golf Co. Ltd.	7,852	8,640
	Daido Steel Co. Ltd.	1,917,000	8,149
	Aica Kogyo Co. Ltd.	764,200	7,967
	Takasago
	International Corp.	1,556,000	7,879
	NEC Networks & System
	Integration Corp.	619,300	7,577
	Koito Manufacturing
	Co. Ltd.	458,000	7,543
	Obic Co. Ltd.	36,770	7,375
	Tsumura & Co.	246,000	7,187
	Nidec Copal Corp.	394,900	6,568
	Tsutsumi Jewelry Co. Ltd.	271,000	6,338
	Nishimatsuya
	Chain Co. Ltd.	556,300	6,265
	Hisaka Works Ltd.	483,000	5,516
	Dowa Holdings Co. Ltd.	973,550	5,405
	Union Tool Co.	180,000	5,381
^	Yushin Precision
	Equipment Co. Ltd.	301,200	5,036
^	OSAKA Titanium
	Technologies Co.	122,300	4,798
	Icom Inc.	160,900	4,437
	Asahi Diamond
	Industrial Co. Ltd.	414,000	4,302
	Nafco Co. Ltd.	215,300	3,953
^	Daihatsu Diesel
	Manufacturing Co. Ltd.	780,000	3,568
	Sumitomo Osaka
	Cement Co. Ltd.	1,604,000	3,080
	Fujikura Kasei Co. Ltd.	527,900	2,768
	DC Co. Ltd.	324,300	734
			424,689
Mexico (0.3%)
*	Desarrolladora Homex
	SAB de CV ADR	205,715	5,956

Netherlands (4.4%)
	Fugro NV	351,000	22,848
	Ten Cate NV	720,000	19,647
*	Delta Lloyd NV	900,000	19,288
	Imtech NV	550,000	17,345
	SBM Offshore NV	786,000	15,467
*	Smartrac NV	220,000	4,079
	Exact Holding NV	100,000	2,508
			101,182
New Zealand (0.9%)
	Fletcher Building Ltd.	2,791,786	16,944
	Fisher & Paykel
	Healthcare Corp. Ltd.	1,445,403	3,691
			20,635

			Market
			Value•
		Shares	($000)
Norway (0.8%)
*,^	Pronova BioPharma AS	3,000,000	9,585
*	Dockwise Ltd.	271,000	7,854
			17,439
Philippines (1.0%)
	Semirara Mining Corp.
	Class A	10,814,500	18,674
	Aboitiz Equity
	Ventures Inc.	12,949,000	4,855
			23,529
Singapore (1.2%)
	Singapore Airport Terminal
	Services Ltd.	4,124,000	8,395
^	Olam International Ltd.	3,595,000	6,783
*	Cache Logistics Trust	6,932,000	4,856
	SIA Engineering Co. Ltd.	1,472,000	3,940
	SembCorp Industries Ltd.	863,000	2,625
			26,599
South Korea (1.8%)
	Industrial Bank of Korea	681,630	9,479
	Samsung SDI Co. Ltd.	65,669	8,749
*	Doosan Infracore Co. Ltd.	339,830	6,751
	GS Engineering &
	Construction Corp.	82,809	6,259
	Doosan Corp.	47,730	5,213
	Taewoong Co. Ltd.	62,465	4,152
			40,603
Spain (1.1%)
*	Codere SA	689,886	7,268
	Enagas	322,991	6,478
^	Bolsas y Mercados
	Espanoles SA	190,000	5,253
^	Laboratorios
	Farmaceuticos Rovi SA	330,000	2,875
	Pescanova SA	51,376	1,467
*	Baron de Ley	28,461	1,373
			24,714
Sweden (0.9%)
^	Swedish Match AB	721,000	16,345
*	Eniro AB	1,840,408	5,285
			21,630
Switzerland (8.4%)
	Sika AG	11,000	19,538
	Helvetia Holding AG	63,000	19,250
	Bank Sarasin & Cie AG
	Class B	470,000	18,282
	GAM Holding Ltd.	1,400,000	17,390
	Banque Cantonale Vaudoise 38,848		17,084
	Kuoni Reisen Holding AG	46,000	16,307
*	Gategroup Holding AG	400,000	14,578
	Acino Holding AG	74,678	10,918
	Mobilezone Holding AG	1,200,000	9,963
	Partners Group
	Holding AG	70,000	9,372
*	Orior AG	176,326	8,226

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Gurit Holding AG	12,000	6,610
	Valora Holding AG	24,000	6,029
	Implenia AG	200,474	5,766
	Forbo Holding AG	11,000	4,566
	Vontobel Holding AG	150,000	4,314
*,^	Dufry Group	50,000	4,276
	Newave Energy Holding SA 20,000		853
			193,322
Taiwan (0.3%)
*	Far Eastern
	International Bank	11,822,000	3,841
	Hung Poo Real Estate
	Development Corp.	2,807,000	3,715
			7,556
United Kingdom (14.6%)
	Carillion PLC	3,500,000	18,276
*	Gulfsands Petroleum PLC	3,200,000	15,612
*	Premier Oil PLC	800,000	15,493
*	CSR PLC	2,100,000	13,735
	Meggitt PLC	2,600,000	12,372
^	Babcock International
	Group PLC	1,360,336	12,131
	Ultra Electronics
	Holdings PLC	500,000	11,805
*	SIG PLC	5,658,663	11,382
	JD Wetherspoon PLC	1,300,000	10,745
	Atkins WS PLC	960,000	10,387
	Dechra
	Pharmaceuticals PLC	1,483,982	10,383
	Homeserve PLC	338,574	10,316
*	Sports Direct
	International PLC	5,151,898	8,833
*	Punch Taverns PLC	6,300,000	8,540
	Millennium & Copthorne
	Hotels PLC	1,140,404	8,219
	William Hill PLC	2,450,082	7,656
	Informa PLC	1,200,000	7,243
	Grainger PLC	3,370,461	7,153
*	Inchcape PLC	12,000,000	6,283
	National Express
	Group PLC	1,609,166	5,874
	QinetiQ Group PLC	3,000,000	5,843
	Paragon Group
	of Cos. PLC	2,271,608	5,674
	Go-Ahead Group PLC	253,964	5,486
	Wellstream Holdings PLC	600,000	5,479
	RM PLC	2,000,000	5,394
	Petropavlovsk PLC	300,000	5,360
	Pace PLC	1,886,770	5,326
	Booker Group PLC	8,000,000	5,227
	Telecom Plus PLC	1,077,810	5,131
	Devro PLC	1,860,201	4,853
*	LMC Capital PLC	6,150,108	4,703
	BSS Group PLC	1,000,000	4,703

			Market
			Value•
		Shares	($000)
*	CPP Group PLC	1,075,067	4,581
	John Wood Group PLC	800,000	4,506
	PV Crystalox Solar PLC	5,872,197	4,393
*	Yell Group PLC	5,000,000	4,155
^	HMV Group PLC	3,745,971	4,115
	Eco Animal Health
	Group PLC	1,618,166	3,962
*	Helphire PLC	4,900,000	3,875
	JKX Oil & Gas PLC	856,250	3,411
*	Findel PLC	9,144,945	3,344
	Nestor Healthcare
	Group PLC	3,520,445	2,964
*	Alexon Group PLC	7,303,119	2,721
	Speedy Hire PLC	5,000,000	2,687
	Forth Ports PLC	127,658	2,625
	Hunting PLC	250,000	2,153
	Future PLC	7,510,000	1,838
*	Lamprell PLC	500,000	1,802
*	Chrysalis Group PLC	1,000,000	1,562
	Moneysupermarket.com
	Group PLC	1,237,667	1,409
*	AEA Technology PLC	3,854,276	1,305
	Provident Financial PLC	100,000	1,277
	Record PLC	629,023	619
	Photo-Me
	International PLC	127,778	73
*	Pinnacle Staffing
	Group PLC	723,983	50
*	I-Mate PLC	2,100,000	4
			335,048
Total Common Stocks
(Cost $1,938,383)			2,207,833
Temporary Cash Investment (9.1%)
Money Market Fund (9.1%)
1,2	Vanguard Market Liquidity
	Fund, 0.210%
	(Cost $209,889)	209,888,923	209,889
Total Investments (105.0%)
(Cost $2,148,272)			2,417,722
Other Assets and Liabilities (-5.0%)
Other Assets			29,246
Liabilities[2]			(147,550)
			(118,304)
Net Assets (100%)
Applicable to 158,452,135 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,299,418
Net Asset Value Per Share			$14.51

International Explorer Fund

At April 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	2,189,399
Undistributed Net Investment Income	5,419
Accumulated Net Realized Losses	(164,933)
Unrealized Appreciation (Depreciation)
Investment Securities	269,450
Foreign Currencies	83
Net Assets	2,299,418

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $112,565,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $118,611,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2010
($000)
Investment Income
Income
Dividends[1]	19,982
Interest[2]	82
Security Lending	310
Total Income	20,374
Expenses
Investment Advisory Fees—Note B	2,144
The Vanguard Group—Note C
Management and Administrative	1,681
Marketing and Distribution	186
Custodian Fees	207
Shareholders’ Reports	10
Trustees’ Fees and Expenses	2
Total Expenses	4,230
Expenses Paid Indirectly	(18)
Net Expenses	4,212
Net Investment Income	16,162
Realized Net Gain (Loss)
Investment Securities Sold	52,583
Foreign Currencies	(865)
Realized Net Gain (Loss)	51,718
Change in Unrealized Appreciation (Depreciation)
Investment Securities	105,677
Foreign Currencies	(21)
Change in Unrealized Appreciation (Depreciation)	105,656
Net Increase (Decrease) in Net Assets Resulting from Operations	173,536

1 Dividends are net of foreign withholding taxes of $1,984,000.
2 Interest income from an affiliated company of the fund was $82,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,162	26,607
Realized Net Gain (Loss)	51,718	(138,373)
Change in Unrealized Appreciation (Depreciation)	105,656	623,629
Net Increase (Decrease) in Net Assets Resulting from Operations	173,536	511,863
Distributions
Net Investment Income	(29,545)	(37,635)
Realized Capital Gain	—	—
Total Distributions	(29,545)	(37,635)
Capital Share Transactions
Issued	453,120	642,115
Issued in Lieu of Cash Distributions	26,292	32,939
Redeemed[1]	(235,467)	(317,000)
Net Increase (Decrease) from Capital Share Transactions	243,945	358,054
Total Increase (Decrease)	387,936	832,282
Net Assets
Beginning of Period	1,911,482	1,079,200
End of Period[2]	2,299,418	1,911,482

1 Net of redemption fees for fiscal 2010 and 2009 of $135,000 and $170,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $5,419,000 and $19,402,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.55	$9.52	$24.70	$21.50	$17.99	$14.64
Investment Operations
Net Investment Income	.107[1]	.238	.470	.480	.520	.370
Net Realized and Unrealized Gain (Loss)
on Investments	1.055	4.148	(12.110)	4.950	4.740	3.510
Total from Investment Operations	1.162	4.386	(11.640)	5.430	5.260	3.880
Distributions
Dividends from Net Investment Income	(.202)	(.356)	(.620)	(.580)	(.400)	(.240)
Distributions from Realized Capital Gains	—	—	(2.920)	(1.650)	(1.350)	(.290)
Total Distributions	(.202)	(.356)	(3.540)	(2.230)	(1.750)	(.530)
Net Asset Value, End of Period	$14.51	$13.55	$9.52	$24.70	$21.50	$17.99

Total Return[2]	8.65%	47.88%	-53.80%	27.18%	31.31%	27.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,299	$1,911	$1,079	$3,252	$2,668	$2,130
Ratio of Total Expenses to
Average Net Assets[3]	0.40%[4]	0.45%	0.36%	0.35%	0.44%	0.50%
Ratio of Net Investment Income to
Average Net Assets	1.54%[4]	2.10%	2.59%	1.99%	2.56%	2.17%
Portfolio Turnover Rate	47%[4]	52%	29%	45%	32%	38%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), 0.00%, 0.02%, and 0.02%.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and for the period ended April 30, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

International Explorer Fund

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P EPAC SmallCap Index. For the six months ended April 30, 2010, the investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, with no adjustment required based on performance.

The board of trustees approved the addition of a second advisor, Wellington Management Company, LLP, to manage a portion of the fund’s assets beginning in June 2010. In addition, the Vanguard Group will manage the cash reserves of the fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2010, the fund had contributed capital of $418,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2010, these arrangements reduced the fund’s expenses by $18,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	137,443	2,070,386	4
Temporary Cash Investments	209,889	—	—
Total	347,332	2,070,386	4

International Explorer Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended April 30, 2010:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2009	4
Change in Unrealized Appreciation (Depreciation)	—
Balance as of April 30, 2010	4

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2010, the fund realized net foreign currency losses of $865,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2010, the fund realized gains on the sale of passive foreign investment companies of $721,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation through the most recent mark-to-market date for tax purposes on passive foreign investment company holdings at April 30, 2010, was $3,572,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

The fund’s realized losses for the six months ended April 30, 2010, include $456,000 of capital gain tax paid on sales of Indian securities. This tax is treated as a decrease to taxable income; accordingly, this amount has been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2009, the fund had available capital loss carryforwards totaling $216,126,000 to offset future net capital gains of $63,847,000 through October 31, 2016, and $152,279,000 through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2010, the cost of investment securities for tax purposes was $2,151,844. Net unrealized appreciation of investment securities for tax purposes was $265,878,000, consisting of unrealized gains of $416,789,000 on securities that had risen in value since their purchase and $150,911,000 in unrealized losses on securities that had fallen in value since their purchase.

International Explorer Fund

G. During the six months ended April 30, 2010, the fund purchased $727,202,000 of investment securities and sold $475,905,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	Shares	Shares
	(000)	(000)
Issued	32,255	56,374
Issued in Lieu of Cash Distributions	1,900	3,608
Redeemed	(16,812)	(32,257)
Net Increase (Decrease) in Shares Outstanding	17,343	27,725

I. In preparing the financial statements as of April 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a ”sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2009	4/30/2010	Period
Based on Actual Fund Return	$1,000.00	$1,086.48	$2.07
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Notice to Shareholders

Vanguard International Explorer Fund Adds a New Investment Advisor

The board of trustees of Vanguard International Explorer Fund has adopted a multimanager investment advisory approach for the fund and added Wellington Management Company, LLP (Wellington Management), as an additional investment advisor. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Under the new multimanager approach, a substantial majority of the fund’s assets will continue to be managed by the fund’s current investment advisor, Schroder Investment Management North America Inc. (Schroders) and sub-advised by Schroder Investment Management North America Ltd. (Schroder Limited). A small portion of the fund’s assets (at least initially) will now be managed by Wellington Management. Wellington Management’s portfolio has been established with assets from the fund’s existing cash position. Each advisor independently selects and maintains a portfolio of international small-cap common stocks for the fund. As with other Vanguard funds that have adopted a multimanager structure, The Vanguard Group, Inc. (Vanguard), will manage a small portion of the fund’s assets to facilitate cash flows to and from the other advisors.

The transition to a multimanager structure is not expected to result in any distributable taxable gains for shareholders. The fund’s investment objective, primary investment strategies, and primary risks will not change. The addition of Wellington Management is expected to increase the fund’s estimated total annual investment advisory fees (as a percentage of the fund’s average net assets) to 0.24%, an increase of 0.01 percentage point. Note that this figure does not include potential performance fee adjustments for either advisor and could change.

The fund’s estimated annualized expense ratio of 0.45% is expected to remain the same for the current fiscal year because of a slight reduction in nonadvisory expenses paid by the fund. The fund’s estimated expense ratio remains at a substantial discount to the average expense ratio of international small-cap funds, which, according to data derived from Lipper Inc., was 1.60% for the year ended December 31, 2009.

Advisory and Other Arrangements

Each of the fund’s investment advisors is responsible for managing the investment and reinvestment of its portion of the fund’s assets and for continually reviewing, supervising, and administering the fund’s investment program. For the portion of the fund advised by Schroders, Schroder Limited has primary responsibility for choosing investments for the fund. Each advisor is subject to supervision and oversight by Vanguard’s Portfolio Review Department and the officers and trustees of the fund. The board of trustees designates the proportion of fund assets to be managed by each advisor and may change these proportions at any time.

The trustees of the fund regularly evaluate its investment advisory arrangements, focusing on factors such as each advisor’s investment process, style consistency, and long-term performance, as well as the composition and depth of each advisor’s management and research teams. The trustees decided that a multimanager arrangement will provide the fund’s shareholders with the best combination of investment approaches, expertise, and resources for this international, small-cap equity mandate.

Under the terms of the new investment advisory agreement with Wellington Management, the fund will pay a fee to the firm at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average daily net assets of the portion of the fund managed by Wellington Management (Wellington Management Portfolio) during the quarter. In addition, the quarterly payments to Wellington Management may be increased or decreased by applying a performance adjustment. The adjustment is based on the cumulative total performance of the Wellington Management Portfolio over a trailing 36-month period compared with that of the S&P EPAC SmallCap Index over the same period.

For the fiscal year ended October 31, 2009, the fund paid approximately $2,956,000 in investment advisory fees, or 0.23% of the fund’s average net assets, with no adjustment required based on performance.

Vanguard provides corporate, management, administrative, and distribution services to the fund on an at-cost basis.

Board Considerations in Approving the Investment Advisory Agreement

Vanguard International Explorer Fund’s board of trustees retained Wellington Management under the terms of a new investment advisory agreement dated June 7, 2010. The trustees’ decision to add Wellington Management as an investment advisor was based upon the board’s most recent evaluation of the fund’s investment staff, portfolio management process, and current external advisory arrangement. In considering whether to approve the agreement, the board engaged in arm’s-length discussions with Wellington Management and considered the following factors, among others:

• The board considered the benefits to shareholders of adding Wellington Management as a new advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by Wellington Management. The board noted that Wellington Management employs a bottom-up investment approach leveraging global and regional research resources. The vast majority of Wellington Management’s research is developed internally. The board noted that adding Wellington Management as an advisor would allow the fund to retain its character as an international, small-cap equity offering. The fund will now have a mix of two differentiated active managers, providing an attractive blend of investment strategies.

• The board noted the performance of Wellington Management’s international small-cap investment team led by Simon H. Thomas. Since 2006, when Mr. Thomas became the lead manager of the team, the strategy has outperformed both the S&P EPAC SmallCap Index and the average return of the mandate’s peers.

• The board compared the advisory fee schedule and estimated expense ratio of the fund with the average advisory fee and expense ratio of the fund’s peer group. The board concluded that, with the addition of Wellington Management, any increase to the fund’s aggregate advisory fees would not be material, the expense ratio was not likely to change because of a reduction in nonadvisory expenses paid by the fund, and the fund’s advisory fees and expense ratios would remain significantly below those of its peers.

• The board considered the extent to which economies of scale would be realized as the fund grows, including appropriate breakpoints in Wellington Management’s advisory fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that, if the portion of the fund managed by Wellington Management continues to grow, investors will capture economies of scale in the form of a lower advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. Based on its informed business judgment, the board concluded that approving the agreement with Wellington Management was in the best interests of the fund and its shareholders over the long term.

The new agreement will continue for two years from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s board of trustees, a majority of whom are not “interested persons” of the fund. The board may, at any time, reallocate the fund’s assets among Schroders and Wellington Management, or allocate assets of the fund to other investment advisors, without terminating or revising the agreement with Wellington Management.

Additional Information on Wellington Management Company, LLP

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109. As of March 31, 2010, Wellington Management had investment management authority with respect to approximately $562 billion in assets. The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

The names and principal occupations of the principal officers, directors, and partners of Wellington Management are presented below.

Charles S. Argyle	Managing Director, Partner, and Executive Committee Member
Edward P. Bousa	Senior Vice President, Partner, and Executive Committee Member
Cynthia M. Clarke	Senior Vice President, Partner, and Chief Legal Officer
Lucius T. Hill, III	Senior Vice President, Partner, and Executive Committee Member
Selwyn J. Notelovitz	Senior Vice President, Partner, and Chief Compliance Officer
Saul J. Pannell	Senior Vice President, Partner, and Executive Committee Member
Phillip H. Perelmuter	Senior Vice President, Managing Partner, and
Executive Committee Member
Edward J. Steinborn	Senior Vice President, Partner, and Chief Financial Officer
Brendan J. Swords	Senior Vice President, Managing Partner, and
Executive Committee Member
Perry M. Traquina	President, Chief Executive Officer, Managing Partner, and
Executive Committee Member
Vera M. Trojan	Senior Vice President, Partner, and Executive Committee Member
James W. Valone	Senior Vice President, Partner, and Executive Committee Member

The manager primarily responsible for overseeing Wellington Management’s portion of Vanguard International Explorer Fund is:

Simon H. Thomas, Vice President and Equity Portfolio Manager at Wellington Management. He has worked in investment management since 2002; has managed investment portfolios for Wellington Management since 2006; and has managed a portion of the fund since 2010. Education: M.A., B.A., University of Oxford; M.B.A., University of Chicago.

Wellington Management serves as investment advisor to one mutual fund, with assets of about $173 million as of March 31, 2010, that has an investment objective similar to that of Vanguard International Explorer Fund. The advisory fees paid to Wellington Management by that fund for the fiscal year ended October 31, 2009, were 0.35% of assets.

Please see the fund’s current prospectus for additional information about changes to the fund.

The prospectus is available at www.vanguard.com.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1262 062010

Vanguard High Dividend Yield
Index Fund Semiannual Report

April 30, 2010

> For the six months ended April 30, 2010, Vanguard High Dividend Yield Index

Fund returned about 14%, in line with the return of its target index.

> The fund’s 30-day SEC yields declined to 2.45% for Investor Shares and 2.59%

for ETF Shares, still above the yield of the broad stock market.

> Industrial and consumer discretionary stocks were the largest contributors to the fund’s return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended April 30, 2010

Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	14.25%
ETF Shares
Market Price	14.39
Net Asset Value	14.35
FTSE High Dividend Yield Index	14.48
Equity Income Funds Average	13.92

Equity Income Funds Average: Derived from data provided by Lipper Inc.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Your Fund’s Performance at a Glance

October 31, 2009 , Through April 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$14.15	$15.95	$0.207	$0.000
ETF Shares	35.70	40.25	0.550	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2010, both the Investor Shares and ETF Shares of Vanguard High Dividend Yield Index Fund returned about 14%. The fund’s result was in line with that of its target, the FTSE High Dividend Yield Index, and the average return of peer funds.

Times have become friendlier for dividend-oriented funds since the first calendar quarter of 2009, which has been called the worst ever for dividends because so many companies cut or suspended payouts in response to the severe recession and financial crisis. Ironically, recession-induced cutbacks in corporate spending have helped fuel current and expected profit growth, leaving companies flush with cash and more comfortable paying dividends.

Despite the more favorable environment, the consequences of the prior cutbacks lingered into the latest fiscal year. On April 30, the fund’s 30-day SEC yield stood at 2.45% for Investor Shares, the lowest level since January 2007, shortly after the fund was launched. Further contributing to the decline has been the booming stock market, because rising stock prices tend to reduce yields. Nonetheless, the fund’s yield remained above that of the broad market, as reflected in the 1.73% annualized yield of the Dow Jones U.S. Total Stock Market Index on April 30.

2

U.S. stocks extended their postcrisis rally

Despite a few minor setbacks, stocks continued to climb during much of the six months ended April 30. The broad U.S. stock market ended the period up about 18%. Since scraping bottom in March 2009, U.S. equities have rebounded dramatically, returning more than 80%.

For the half-year, stocks of small-capitalization companies significantly outperformed both the broad market and larger-cap issues, returning about 28%. Large-cap stocks returned about 17%, slightly behind the broad market gain. Value stocks generally trumped their growth counterparts for the period, though the differences weren’t all that noteworthy.

International stocks considerably lagged U.S. stocks, but still ended the half-year in positive territory. In Europe, Greece’s financial woes continued to make headlines, precipitating unusual market volatility that continued after the close of the fiscal period. In Asia, the larger developed markets returned about 8%. Most emerging market stocks, which made a quick and substantial recovery from the global economic slowdown, continued to outperform those in developed markets. China, however, was held back by the prospect of monetary policy tightening.

Market Barometer
	Total Returns
	Periods Ended April 30, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	16.77%	40.21%	3.07%
Russell 2000 Index (Small-caps)	28.17	48.95	5.74
Dow Jones U.S. Total Stock Market Index	17.91	41.12	3.73
MSCI All Country World Index ex USA (International)	5.95	40.97	6.94

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.54%	8.30%	5.38%
Barclays Capital Municipal Bond Index	3.68	8.85	4.51
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.12	2.72

CPI
Consumer Price Index	0.85%	2.24%	2.30%

3

Corporate bonds remained attractive to investors

The broad U.S. taxable bond market returned about 3% for the period as investors continued to favor higher-risk corporate bonds over U.S. government issues. The broad municipal bond market posted strong results, returning almost 4%. The yields of longer-term Treasury bonds rose during the six months, while those of the shortest-term securities remained around 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008. The Fed’s April statement noted economic improvements, but said officials still thought that “economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

With lower yields, financial stocks have a reduced role in the fund

The industrial sector—early to feel the effects of a rebound in economic activity—was the largest contributor to the High Dividend Yield Index Fund’s return during the six months.

The sector includes General Electric, the fund’s strongest single holding in the period. The company’s recent comments

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.35%	0.20%	1.36%

The fund expense ratios shown are from the prospectus dated February 25, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the fund’s annualized expense ratios were 0.34% for Investor Shares and 0.20% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Equity Income Funds.

4

about its dividend policy might also augur generally better times for income investors: GE cut its dividend from 31 cents per share to 10 cents in early 2009—its first cut since 1938—but in March 2010, GE said the conglomerate might begin raising its dividend again next year.

The second-largest contribution to return came from consumer discretionary stocks, which are also sensitive to the stirrings of economic activity. In third place was the financial sector, which provided solid gains.

However, the financial sector’s role in the fund’s target index has changed substantially. When our 2010 fiscal year began, financials were a large component of the benchmark, reflecting the sector’s long-standing status as a rich source of dividends. In early December, the annual rebalancing of the index took into account the widespread dividend-slashing engendered by the financial crisis. As a result, the financial sector’s weighting was reduced from about 23% to about 10%.

Balance and diversification never go out of season

As the past couple of years have demonstrated, no corner of the financial markets is safe from unsettling, and surprising, change. That is why we believe that an effective investment approach for all market environments is a low-cost portfolio that is balanced among asset classes and diversified within them.

Such a portfolio would include stocks, bonds, and short-term investments in proportions suited to the investor’s goals, life stage, and risk tolerance. Vanguard High Dividend Yield Index Fund can be an important element in such a portfolio.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 17, 2010

5

High Dividend Yield Index Fund

Fund Profile
As of April 30, 2010

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.35%	0.20%
30-Day SEC Yield	2.45%	2.59%

Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	563	562	4,143
Median Market Cap	$56.9B	$56.9B	$28.4B
Price/Earnings Ratio	16.6x	16.6x	21.5x
Price/Book Ratio	2.3x	2.3x	2.2x
Return on Equity	21.7%	21.7%	19.2%
Earnings Growth Rate	3.6%	3.6%	6.6%
Dividend Yield	3.0%	3.0%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	40%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	8.8%	8.8%	11.5%
Consumer Staples	17.0	17.0	9.5
Energy	11.0	11.0	10.3
Financials	10.8	10.8	17.3
Health Care	11.6	11.6	11.8
Industrials	16.1	16.1	11.2
Information
Technology	9.7	9.7	18.4
Materials	3.7	3.7	3.9
Telecommunication
Services	4.3	4.3	2.6
Utilities	7.0	7.0	3.5

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	Index
R-Squared	1.00	0.90
Beta	1.00	0.95
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil &
	Gas	5.2%
Microsoft Corp.	Systems Software	4.3
General Electric Co.	Industrial
	Conglomerates	3.3
Procter & Gamble Co.	Household
	Products	3.0
Johnson & Johnson	Pharmaceuticals	2.9
JPMorgan Chase & Co.	Diversified Financial
	Services	2.7
Chevron Corp.	Integrated Oil &
	Gas	2.6
AT&T Inc.	Integrated
	Telecommunication
	Services	2.5
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	2.5
Pfizer Inc.	Pharmaceuticals	2.2
Top Ten		31.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the annualized expense ratios were 0.34% for
Investor Shares and 0.20% for ETF Shares.

6

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 16, 2006, Through April 30, 2010

Note: For 2010, performance data reflect the six months ended April 30, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	11/16/2006	48.23%	-4.18%
ETF Shares	11/10/2006
Market Price		48.70	-3.76
Net Asset Value		48.41	-3.78

For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares'
market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

7

High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (8.8%)
McDonald’s Corp.	151,819	10,717
Home Depot Inc.	237,547	8,374
Comcast Corp. Class A	289,552	5,716
Lowe’s Cos. Inc.	205,671	5,578
Time Warner Inc.	161,775	5,351
Johnson Controls Inc.	94,104	3,161
Yum! Brands Inc.	65,802	2,791
Comcast Corp.	107,582	2,028
McGraw-Hill Cos. Inc.	44,650	1,506
CBS Corp. Class B	87,902	1,425
Stanley Black & Decker Inc.	22,066	1,371
VF Corp.	15,688	1,356
Nordstrom Inc.	30,530	1,262
Ltd Brands Inc.	45,228	1,212
Sherwin-Williams Co.	15,418	1,204
Mattel Inc.	50,913	1,174
Whirlpool Corp.	10,507	1,144
Fortune Brands Inc.	21,400	1,122
Harley-Davidson Inc.	32,735	1,107
JC Penney Co. Inc.	33,111	966
Genuine Parts Co.	22,417	959
Cablevision Systems Corp.
Class A	34,799	955
Darden Restaurants Inc.	19,576	876
H&R Block Inc.	46,899	859
Tiffany & Co.	17,425	845
^ Garmin Ltd.	21,090	788
Family Dollar Stores Inc.	19,518	772
Hasbro Inc.	19,235	738
Newell Rubbermaid Inc.	38,848	663
DR Horton Inc.	44,732	657
Gannett Co. Inc.	33,245	566
Abercrombie & Fitch Co.	12,407	543
Leggett & Platt Inc.	20,962	514
American Eagle
Outfitters Inc.	29,281	492
Tupperware Brands Corp.	8,885	454
Williams-Sonoma Inc.	14,883	429

			Market
			Value•
		Shares	($000)
	Gentex Corp.	19,277	414
	Foot Locker Inc.	21,917	336
	Service Corp. International	35,991	323
	Regal Entertainment Group
	Class A	18,242	312
	Choice Hotels
	International Inc.	8,418	306
	Polaris Industries Inc.	4,553	269
	Brinker International Inc.	14,358	266
	Hillenbrand Inc.	8,841	217
	Wolverine World Wide Inc.	6,980	214
	Cinemark Holdings Inc.	11,530	211
	MDC Holdings Inc.	5,002	192
	Cooper Tire & Rubber Co.	8,603	183
*	Madison Square Garden Inc.
	Class A	8,632	179
	Interactive Data Corp.	5,239	175
	Washington Post Co. Class B	340	172
	Pool Corp.	6,802	167
	Cracker Barrel
	Old Country Store Inc.	3,260	161
	Weight Watchers
	International Inc.	5,324	141
	Meredith Corp.	3,787	136
	Bob Evans Farms Inc.	4,321	134
	Barnes & Noble Inc.	5,973	132
	American Greetings Corp.
	Class A	5,067	124
	Buckle Inc.	3,259	118
	Arbitron Inc.	3,758	116
	Brown Shoe Co. Inc.	6,080	114
	National CineMedia Inc.	5,923	113
	Columbia Sportswear Co.	1,923	107
	Harte-Hanks Inc.	6,730	97
	CKE Restaurants Inc.	7,736	95
	Cato Corp. Class A	3,933	93
	PEP Boys–Manny
	Moe & Jack	7,440	93
	Stewart Enterprises Inc.
	Class A	12,741	86
	NutriSystem Inc.	4,397	85

8

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Stage Stores Inc.	5,415	83
Ethan Allen Interiors Inc.	4,084	82
Superior Industries
International Inc.	3,834	65
Ameristar Casinos Inc.	3,353	63
Oxford Industries Inc.	2,429	52
Christopher & Banks Corp.	5,249	51
Bebe Stores Inc.	4,633	38
Speedway Motorsports Inc.	2,269	37
Marcus Corp.	2,787	36
Ambassadors Group Inc.	2,496	30
Courier Corp.	1,593	27
Skyline Corp.	1,112	26
CSS Industries Inc.	976	20
		76,166
Consumer Staples (17.0%)
Procter & Gamble Co.	412,306	25,629
Wal-Mart Stores Inc.	402,008	21,568
Coca-Cola Co.	325,712	17,409
PepsiCo Inc.	229,415	14,962
Philip Morris
International Inc.	264,612	12,987
Kraft Foods Inc.	242,934	7,191
Altria Group Inc.	292,731	6,203
Colgate-Palmolive Co.	70,297	5,912
Kimberly-Clark Corp.	58,425	3,579
General Mills Inc.	46,155	3,285
Sysco Corp.	82,841	2,613
Archer-Daniels-Midland Co.	90,623	2,532
Kellogg Co.	39,970	2,196
HJ Heinz Co.	44,373	2,080
Avon Products Inc.	60,102	1,943
Lorillard Inc.	21,762	1,706
Reynolds American Inc.	30,724	1,641
ConAgra Foods Inc.	62,224	1,523
Sara Lee Corp.	97,790	1,391
Campbell Soup Co.	36,407	1,306
Clorox Co.	19,671	1,273
Hershey Co.	23,642	1,111
JM Smucker Co.	16,592	1,013
Molson Coors Brewing Co.
Class B	22,514	999
Brown-Forman Corp.
Class B	12,735	741
McCormick & Co. Inc.	16,812	665
Hormel Foods Corp.	14,192	578
SUPERVALU Inc.	29,717	443
Herbalife Ltd.	8,701	420
Del Monte Foods Co.	27,645	413
Corn Products
International Inc.	10,498	378
Flowers Foods Inc.	13,057	344
Nu Skin Enterprises Inc.
Class A	6,711	202
Universal Corp.	3,498	181
Ruddick Corp.	5,064	179

		Market
		Value•
	Shares	($000)
Lancaster Colony Corp.	2,910	160
Lance Inc.	4,509	105
Pricesmart Inc.	4,183	104
Vector Group Ltd.	5,074	83
WD-40 Co.	2,357	83
Cal-Maine Foods Inc.	2,268	76
Nash Finch Co.	1,839	64
Weis Markets Inc.	1,566	58
Alico Inc.	755	20
Farmer Bros Co.	1,068	20
		147,369
Energy (11.0%)
Exxon Mobil Corp.	667,843	45,313
Chevron Corp.	282,015	22,967
ConocoPhillips	209,727	12,414
Marathon Oil Corp.	99,177	3,188
Spectra Energy Corp.	90,540	2,113
Williams Cos. Inc.	81,941	1,935
Smith International Inc.	34,795	1,662
Valero Energy Corp.	79,177	1,646
Arch Coal Inc.	22,837	617
Linn Energy LLC	20,814	564
Sunoco Inc.	16,504	541
Southern Union Co.	17,452	456
Tidewater Inc.	7,251	389
Tesoro Corp.	19,556	257
Copano Energy LLC	9,239	242
Overseas Shipholding
Group Inc.	4,308	216
Nordic American Tanker
Shipping	6,548	205
Teekay Corp.	7,657	192
Ship Finance
International Ltd.	8,203	162
Holly Corp.	5,225	141
RPC Inc.	5,700	78
General Maritime Corp.	8,301	67
Tsakos Energy
Navigation Ltd.	4,026	59
Knightsbridge Tankers Ltd.	2,273	43
Alon USA Energy Inc.	2,501	18
Delek US Holdings Inc.	2,124	15
		95,500
Financials (10.8%)
JPMorgan Chase & Co.	558,919	23,799
American Express Co.	167,046	7,704
MetLife Inc.	115,147	5,248
Travelers Cos. Inc.	72,248	3,666
Aflac Inc.	65,596	3,343
BB&T Corp.	96,720	3,215
Allstate Corp.	75,341	2,461
Chubb Corp.	46,222	2,444
T Rowe Price Group Inc.	36,458	2,097
Northern Trust Corp.	33,885	1,863
Marsh & McLennan Cos. Inc.	74,897	1,814
Ameriprise Financial Inc.	35,847	1,662

9

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
M&T Bank Corp.	16,611	1,451
Invesco Ltd.	60,334	1,387
Principal Financial
Group Inc.	44,848	1,310
NYSE Euronext	36,524	1,192
Unum Group	46,492	1,138
New York Community
Bancorp Inc.	59,675	983
Hudson City Bancorp Inc.	73,880	983
PartnerRe Ltd.	11,415	886
XL Capital Ltd. Class A	48,157	857
People’s United
Financial Inc.	52,740	819
Willis Group Holdings PLC	23,523	810
Cincinnati Financial Corp.	22,983	653
Everest Re Group Ltd.	8,329	638
Assurant Inc.	16,612	605
Axis Capital Holdings Ltd.	18,560	578
Eaton Vance Corp.	16,412	578
Raymond James
Financial Inc.	17,188	527
Old Republic
International Corp.	33,953	510
Cullen/Frost Bankers Inc.	8,416	500
Fidelity National
Financial Inc. Class A	32,634	495
First American Corp.	14,113	488
Commerce Bancshares Inc.	11,634	482
RenaissanceRe
Holdings Ltd.	8,479	474
Validus Holdings Ltd.	17,705	453
Waddell &
Reed Financial Inc.	12,118	450
HCC Insurance
Holdings Inc.	15,788	429
First Niagara Financial
Group Inc.	29,351	408
Arthur J Gallagher & Co.	14,306	376
TCF Financial Corp.	20,026	373
Bank of Hawaii Corp.	6,752	357
Federated Investors Inc.
Class B	14,558	351
Valley National Bancorp	21,482	349
Associated Banc-Corp	23,393	340
Hanover Insurance
Group Inc.	7,071	319
Aspen Insurance
Holdings Ltd.	11,641	314
Allied World Assurance Co.
Holdings Ltd.	6,957	303
StanCorp Financial
Group Inc.	6,636	298
Protective Life Corp.	11,961	288
FirstMerit Corp.	11,983	282
Endurance Specialty
Holdings Ltd.	7,588	280

		Market
		Value•
	Shares	($000)
Greenhill & Co. Inc.	2,959	260
Fulton Financial Corp.	24,500	257
BancorpSouth Inc.	11,559	256
Erie Indemnity Co. Class A	5,391	250
TFS Financial Corp.	17,428	246
Westamerica Bancorporation	4,059	239
American Financial
Group Inc.	7,913	233
Iberiabank Corp.	3,672	226
Astoria Financial Corp.	13,685	221
Trustmark Corp.	9,005	220
Hancock Holding Co.	5,170	211
Synovus Financial Corp.	68,962	208
Umpqua Holdings Corp.	13,542	202
NewAlliance Bancshares Inc.	15,171	198
Unitrin Inc.	6,704	196
Northwest Bancshares Inc.	15,576	195
Glacier Bancorp Inc.	9,985	185
UMB Financial Corp.	4,335	183
Delphi Financial Group Inc.	6,627	182
United Bankshares Inc.	6,115	178
Max Capital Group Ltd.	7,804	174
RLI Corp.	2,989	173
International
Bancshares Corp.	7,157	173
Mercury General Corp.	3,780	170
Montpelier Re Holdings Ltd.	10,080	167
Old National Bancorp	12,129	163
CVB Financial Corp.	14,764	163
First Financial
Bankshares Inc.	2,936	157
BOK Financial Corp.	2,805	153
First Financial Bancorp	7,951	152
Zenith National
Insurance Corp.	4,010	152
FNB Corp.	15,943	149
Park National Corp.	2,084	143
WP Carey & Co. LLC	4,117	127
Harleysville Group Inc.	3,854	123
Selective Insurance
Group Inc.	7,356	123
American National
Insurance Co.	1,115	123
Capitol Federal Financial	3,127	118
NBT Bancorp Inc.	4,806	118
Community Bank
System Inc.	4,584	113
Provident Financial
Services Inc.	8,519	112
Horace Mann
Educators Corp.	5,560	96
S&T Bancorp Inc.	3,937	95
Brookline Bancorp Inc.	8,268	91
Chemical Financial Corp.	3,430	81
Safety Insurance Group Inc.	2,155	80
City Holding Co.	2,270	79

10

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
First Commonwealth
Financial Corp.	12,115	79
Independent Bank Corp.	2,985	77
Oriental Financial
Group Inc.	4,579	77
Maiden Holdings Ltd.	10,096	76
WesBanco Inc.	3,834	74
Trustco Bank Corp. NY	11,012	73
Bank of the Ozarks Inc.	1,804	69
Simmons First
National Corp. Class A	2,421	68
United Fire & Casualty Co.	2,939	67
Community Trust
Bancorp Inc.	2,190	66
Republic Bancorp Inc.
Class A	2,705	65
Dime Community
Bancshares	4,959	63
Flushing Financial Corp.	4,503	61
GFI Group Inc.	8,697	60
Amtrust Financial
Services Inc.	4,324	59
Provident New York
Bancorp	5,301	54
SWS Group Inc.	4,609	51
Advance America Cash
Advance Centers Inc.	8,897	51
Renasant Corp.	2,817	47
1st Source Corp.	2,430	46
SY Bancorp Inc.	1,824	43
Tompkins Financial Corp.	1,057	43
Washington Trust
Bancorp Inc.	2,354	43
Arrow Financial Corp.	1,470	41
First Community
Bancshares Inc.	2,375	39
Suffolk Bancorp	1,273	39
First Financial Corp.	1,317	38
State Auto Financial Corp.	2,113	38
First Bancorp	2,224	36
Bancfirst Corp.	815	36
Presidential Life Corp.	2,934	35
BGC Partners Inc. Class A	5,064	33
Calamos Asset
Management Inc.
Class A	2,604	32
Wilshire Bancorp Inc.	2,917	32
Baldwin & Lyons Inc.	1,213	30
Capital City Bank
Group Inc.	1,698	30
Kearny Financial Corp.	2,797	29
Bank Mutual Corp.	3,113	22
National Interstate Corp.	781	16
Kansas City Life
Insurance Co.	458	16

		Market
		Value•
	Shares	($000)
Student Loan Corp.	550	15
Teton Advisors Inc. Class A	11	—
		93,513
Health Care (11.6%)
Johnson & Johnson	390,323	25,098
Pfizer Inc.	1,134,160	18,963
Merck & Co. Inc.	438,259	15,356
Abbott Laboratories	217,078	11,106
Medtronic Inc.	155,717	6,803
Bristol-Myers Squibb Co.	240,851	6,091
Eli Lilly & Co.	161,707	5,655
Baxter International Inc.	85,084	4,018
Becton Dickinson and Co.	33,190	2,535
Alcon Inc.	12,569	1,959
Cardinal Health Inc.	50,728	1,760
Pharmaceutical Product
Development Inc.	16,514	454
Teleflex Inc.	5,561	341
Hill-Rom Holdings Inc.	8,762	278
Owens & Minor Inc.	8,718	274
Quality Systems Inc.	3,047	195
PDL BioPharma Inc.	16,702	97
Landauer Inc.	1,318	90
Meridian Bioscience Inc.	4,272	85
National Healthcare Corp.	1,383	49
Computer Programs &
Systems Inc.	741	33
		101,240
Industrials (16.1%)
General Electric Co.	1,501,018	28,309
United Technologies Corp.	131,892	9,885
3M Co.	99,595	8,831
Boeing Co.	103,095	7,467
United Parcel Service Inc.
Class B	100,440	6,944
Caterpillar Inc.	87,417	5,952
Emerson Electric Co.	106,179	5,546
Honeywell International Inc.	107,378	5,097
Lockheed Martin Corp.	52,839	4,485
General Dynamics Corp.	54,140	4,134
Illinois Tool Works Inc.	70,198	3,587
Deere & Co.	59,471	3,558
Raytheon Co.	53,294	3,107
CSX Corp.	55,065	3,086
Norfolk Southern Corp.	51,536	3,058
Northrop Grumman Corp.	42,620	2,891
Tyco International Ltd.	66,831	2,592
Waste Management Inc.	68,883	2,389
Eaton Corp.	23,170	1,788
Republic Services Inc.
Class A	53,183	1,650
Parker Hannifin Corp.	22,684	1,569
L-3 Communications
Holdings Inc.	16,410	1,535
Rockwell Collins Inc.	22,258	1,447
Dover Corp.	26,178	1,367

11

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Goodrich Corp.	17,632	1,308
Rockwell Automation Inc.	19,940	1,211
Cooper Industries PLC	23,494	1,154
Fastenal Co.	20,762	1,135
WW Grainger Inc.	10,194	1,127
Masco Corp.	50,680	823
Pitney Bowes Inc.	29,187	741
Pall Corp.	16,479	642
RR Donnelley & Sons Co.	28,930	622
Avery Dennison Corp.	15,855	619
Robert Half
International Inc.	20,837	571
Pentair Inc.	13,835	500
SPX Corp.	6,996	489
Timken Co.	13,528	476
Snap-On Inc.	8,138	392
Kennametal Inc.	11,452	376
Lincoln Electric
Holdings Inc.	6,001	360
Lennox International Inc.	7,841	355
Ryder System Inc.	7,503	349
Harsco Corp.	11,267	349
Hubbell Inc. Class B	7,333	341
Carlisle Cos. Inc.	8,435	318
Crane Co.	8,281	298
Graco Inc.	8,377	290
IDEX Corp.	8,442	284
Baldor Electric Co.	6,493	249
Brady Corp. Class A	6,870	236
Watsco Inc.	3,905	231
GATX Corp.	6,499	212
Alexander & Baldwin Inc.	5,832	207
HNI Corp.	6,343	197
Kaydon Corp.	4,617	192
AO Smith Corp.	3,560	184
Applied Industrial
Technologies Inc.	5,903	182
Briggs & Stratton Corp.	6,998	166
Deluxe Corp.	7,118	149
Corporate Executive
Board Co.	4,771	131
Healthcare Services
Group Inc.	6,040	130
Barnes Group Inc.	5,797	121
ABM Industries Inc.	5,380	116
Mine Safety
Appliances Co.	3,827	112
Seaspan Corp.	9,511	111
Otter Tail Corp.	4,984	111
Aircastle Ltd.	8,494	102
Kaman Corp.	3,638	100
Albany International Corp.	3,906	99
Tennant Co.	2,677	92
Ameron International Corp.	1,301	90
McGrath Rentcorp	3,341	87
Franklin Electric Co. Inc.	2,461	86

		Market
		Value•
	Shares	($000)
NACCO Industries Inc.
Class A	952	83
Administaff Inc.	3,637	81
Raven Industries Inc.	2,601	79
Navios Maritime
Holdings Inc.	10,801	75
Steelcase Inc. Class A	8,479	70
Ennis Inc.	3,731	69
Bowne & Co. Inc.	5,787	65
Federal Signal Corp.	7,000	56
Apogee Enterprises Inc.	4,034	55
Textainer Group
Holdings Ltd.	1,902	44
AAON Inc.	1,720	42
CDI Corp.	1,880	33
American Woodmark Corp.	1,415	33
US Ecology Inc.	1,831	29
Kimball International Inc.
Class B	3,527	28
Horizon Lines Inc. Class A	3,029	17
		139,956
Information Technology (9.7%)
Microsoft Corp.	1,233,818	37,681
Intel Corp.	782,456	17,864
Texas Instruments Inc.	174,789	4,546
Accenture PLC Class A	88,323	3,854
Automatic Data
Processing Inc.	70,524	3,058
Applied Materials Inc.	189,020	2,605
Tyco Electronics Ltd.	64,443	2,070
Xerox Corp.	185,544	2,022
Paychex Inc.	51,166	1,566
Analog Devices Inc.	41,926	1,255
Xilinx Inc.	38,904	1,003
Linear Technology Corp.	31,421	945
Maxim Integrated
Products Inc.	42,689	829
KLA-Tencor Corp.	24,038	819
Microchip Technology Inc.	25,845	755
National
Semiconductor Corp.	33,138	490
Jabil Circuit Inc.	30,578	468
Broadridge Financial
Solutions Inc.	18,994	452
Diebold Inc.	9,295	291
Intersil Corp. Class A	17,097	254
Molex Inc.	10,081	226
Molex Inc. Class A	10,952	208
Blackbaud Inc.	6,148	142
Earthlink Inc.	14,937	135
Micrel Inc.	6,714	78
United Online Inc.	9,087	72
MTS Systems Corp.	2,247	67
Methode Electronics Inc.	5,497	61
Cohu Inc.	3,441	56
Electro Rent Corp.	2,405	34

12

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Technitrol Inc.	5,474	30
Renaissance Learning Inc.	1,560	22
		83,958
Materials (3.7%)
EI du Pont de
Nemours & Co.	126,518	5,040
Dow Chemical Co.	160,936	4,962
Praxair Inc.	43,387	3,635
Air Products &
Chemicals Inc.	29,609	2,273
Nucor Corp.	44,146	2,001
PPG Industries Inc.	23,264	1,637
Southern Copper Corp.	35,797	1,095
Vulcan Materials Co.	17,657	1,011
Lubrizol Corp.	9,621	869
Allegheny Technologies Inc.	13,703	733
Eastman Chemical Co.	10,228	684
MeadWestvaco Corp.	24,107	655
Martin Marietta
Materials Inc.	6,384	612
International Flavors &
Fragrances Inc.	11,095	556
Sealed Air Corp.	22,185	477
Steel Dynamics Inc.	30,247	475
Sonoco Products Co.	14,018	464
Bemis Co. Inc.	15,176	462
Valspar Corp.	14,175	444
RPM International Inc.	17,961	397
Temple-Inland Inc.	15,171	354
Cabot Corp.	9,128	297
Huntsman Corp.	25,025	286
Packaging Corp. of America	10,724	265
Compass Minerals
International Inc.	3,392	255
Carpenter Technology Corp.	6,257	246
Commercial Metals Co.	15,736	234
Olin Corp.	10,986	231
Sensient Technologies Corp.	6,913	218
Greif Inc. Class A	3,442	204
Worthington Industries Inc.	11,266	180
Arch Chemicals Inc.	3,503	119
A Schulman Inc.	4,394	114
PH Glatfelter Co.	6,417	94
Valhi Inc.	3,290	94
AMCOL International Corp.	3,238	93
Kaiser Aluminum Corp.	2,167	87
Koppers Holdings Inc.	2,907	82
Innophos Holdings Inc.	2,294	65
Myers Industries Inc.	3,493	38
NL Industries Inc.	1,285	11
		32,049
Telecommunication Services (4.3%)
AT&T Inc.	835,773	21,780
Verizon
Communications Inc.	401,023	11,585
CenturyTel Inc.	41,615	1,419

		Market
		Value•
	Shares	($000)
Qwest Communications
International Inc.	242,682	1,269
Windstream Corp.	64,071	708
Frontier
Communications Corp.	43,789	349
NTELOS Holdings Corp.	4,539	89
Shenandoah
Telecommunications Co.	3,391	60
Consolidated
Communications
Holdings Inc.	3,218	60
Iowa Telecommunications
Services Inc.	3,369	57
Alaska Communications
Systems Group Inc.	6,495	56
		37,432
Utilities (7.0%)
Exelon Corp.	92,818	4,046
Southern Co.	115,378	3,987
Dominion Resources Inc.	84,449	3,530
Duke Energy Corp.	182,403	3,061
FPL Group Inc.	57,503	2,993
American Electric
Power Co. Inc.	67,138	2,303
Public Service Enterprise
Group Inc.	71,510	2,298
PG&E Corp.	52,106	2,282
Entergy Corp.	26,571	2,160
Consolidated Edison Inc.	39,520	1,786
Sempra Energy	34,621	1,703
FirstEnergy Corp.	42,829	1,622
Edison International	45,852	1,576
Progress Energy Inc.	39,240	1,566
Xcel Energy Inc.	64,007	1,392
PPL Corp.	52,801	1,307
DTE Energy Co.	23,015	1,109
Constellation Energy
Group Inc.	28,187	996
EQT Corp.	20,288	882
Ameren Corp.	33,317	865
Wisconsin Energy Corp.	16,423	862
CenterPoint Energy Inc.	54,842	787
Oneok Inc.	14,823	728
Northeast Utilities	24,672	686
SCANA Corp.	17,279	682
NiSource Inc.	38,910	634
National Fuel Gas Co.	11,377	592
OGE Energy Corp.	13,695	567
MDU Resources Group Inc.	26,355	559
NSTAR	14,952	547
American Water
Works Co. Inc.	24,600	536
Alliant Energy Corp.	15,579	533
Pinnacle West Capital Corp.	14,192	530
Integrys Energy Group Inc.	10,654	528
CMS Energy Corp.	32,385	527

13

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Pepco Holdings Inc.	31,337	525
Allegheny Energy Inc.	23,682	516
TECO Energy Inc.	29,828	505
AGL Resources Inc.	10,942	432
UGI Corp.	15,366	422
NV Energy Inc.	32,679	408
ITC Holdings Corp.	7,171	400
Atmos Energy Corp.	12,933	383
Great Plains Energy Inc.	18,918	366
Westar Energy Inc.	15,208	360
DPL Inc.	12,623	356
Aqua America Inc.	19,027	349
Hawaiian Electric
Industries Inc.	12,968	303
Vectren Corp.	11,486	287
Piedmont Natural
Gas Co. Inc.	10,179	280
Nicor Inc.	6,295	274
WGL Holdings Inc.	7,014	251
IDACORP Inc.	6,676	241
Cleco Corp.	8,441	231
New Jersey Resources Corp.	5,877	222
Portland General Electric Co.	10,567	210
Southwest Gas Corp.	6,421	200
South Jersey Industries Inc.	4,202	190
Black Hills Corp.	5,530	182
Allete Inc.	4,986	182
Northwest Natural Gas Co.	3,769	179
Unisource Energy Corp.	5,064	169
Avista Corp.	7,764	168
PNM Resources Inc.	12,008	163
NorthWestern Corp.	5,010	151
UIL Holdings Corp.	4,200	122
MGE Energy Inc.	3,219	118
California Water
Service Group	2,895	112
Laclede Group Inc.	3,107	106
Empire District Electric Co.	5,332	104
American States Water Co.	2,619	98
CH Energy Group Inc.	2,231	92
SJW Corp.	2,035	56
Central Vermont Public
Service Corp.	1,567	34
		60,509
Total Common Stocks
(Cost $769,607)		867,692

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1,2 Vanguard Market
Liquidity Fund, 0.210%
(Cost $775)	775,471	775
Total Investments (100.1%)
(Cost $770,382)		868,467
Other Assets and Liabilities (-0.1%)
Other Assets		2,499
Liabilities[2]		(3,139)
		(640)
Net Assets (100%)		867,827

At April 30, 2010, net assets consisted of:
		Amount
		($000)
Paid-in Capital		834,528
Undistributed Net Investment Income		1,517
Accumulated Net Realized Losses		(66,303)
Unrealized Appreciation (Depreciation)		98,085
Net Assets		867,827

Investor Shares—Net Assets
Applicable to 13,670,583 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		218,050
Net Asset Value Per Share—
Investor Shares		$15.95

ETF Shares—Net Assets
Applicable to 16,144,191 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		649,777
Net Asset Value Per Share—
ETF Shares		$40.25

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $710,000.
* Non-income-producing security—new issue that has not paid a dividend as of April 30, 2010.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $760,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

14

High Dividend Yield Index Fund

Statement of Operations

Six Months Ended
April 30, 2010
($000)
Investment Income
Income
Dividends	10,801
Security Lending	9
Total Income	10,810
Expenses
The Vanguard Group—Note B
Investment Advisory Services	57
Management and Administrative—Investor Shares	252
Management and Administrative—ETF Shares	344
Marketing and Distribution—Investor Shares	19
Marketing and Distribution—ETF Shares	69
Custodian Fees	68
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—ETF Shares	15
Trustees’ Fees and Expenses	1
Total Expenses	827
Net Investment Income	9,983
Realized Net Gain (Loss) on Investment Securities Sold	(40,519)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	122,873
Net Increase (Decrease) in Net Assets Resulting from Operations	92,337

See accompanying Notes, which are an integral part of the Financial Statements.

15

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,983	15,078
Realized Net Gain (Loss)	(40,519)	(17,744)
Change in Unrealized Appreciation (Depreciation)	122,873	47,491
Net Increase (Decrease) in Net Assets Resulting from Operations	92,337	44,825
Distributions
Net Investment Income
Investor Shares	(2,401)	(3,790)
ETF Shares	(7,449)	(10,670)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(9,850)	(14,460)
Capital Share Transactions
Investor Shares	42,418	70,562
ETF Shares	158,488	244,830
Net Increase (Decrease) from Capital Share Transactions	200,906	315,392
Total Increase (Decrease)	283,393	345,757
Net Assets
Beginning of Period	584,434	238,677
End of Period[1]	867,827	584,434
1 Net Assets—End of Period includes undistributed net investment income of $1,517,000 and $1,384,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Financial Highlights

Investor Shares
	Six Months			Nov. 16,
	Ended	Year Ended		2006[1] to
		October 31,
	April 30,			Oct. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.15	$14.20	$21.61	$20.00
Investment Operations
Net Investment Income	.202	.468[2]	.589	.542[2]
Net Realized and Unrealized Gain (Loss) on Investments	1.805	(.070)	(7.409)	1.477
Total from Investment Operations	2.007	.398	(6.820)	2.019
Distributions
Dividends from Net Investment Income	(.207)	(.448)	(.590)	(.409)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.207)	(.448)	(.590)	(.409)
Net Asset Value, End of Period	$15.95	$14.15	$14.20	$21.61

Total Return[3]	14.25%	3.27%	-32.17%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$218	$155	$77	$67
Ratio of Total Expenses to Average Net Assets	0.34%[4]	0.35%	0.35%	0.40%[4]
Ratio of Net Investment Income to Average Net Assets	2.74%[4]	3.63%	3.41%	2.43%[4]
Portfolio Turnover Rate[5]	40%[4]	20%	11%	11%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Financial Highlights

ETF Shares

	Six Months	Year Ended
	Ended	October 31,		Nov. 10,
	April 30,			Oct. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$35.70	$35.84	$54.55	$50.04
Investment Operations
Net Investment Income	.535	1.235[2]	1.553	1.405[2]
Net Realized and Unrealized Gain (Loss) on Investments	4.565	(.198)	(18.703)	4.190
Total from Investment Operations	5.100	1.037	(17.150)	5.595
Distributions
Dividends from Net Investment Income	(.550)	(1.177)	(1.560)	(1.085)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.550)	(1.177)	(1.560)	(1.085)
Net Asset Value, End of Period	$40.25	$35.70	$35.84	$54.55

Total Return	14.35%	3.38%	-32.07%	11.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$650	$430	$161	$115
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	2.88%[3]	3.78%	3.56%	2.58%[3]
Portfolio Turnover Rate[4]	40%[3]	20%	11%	11%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2009), and for the period ended April 30, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

19

High Dividend Yield Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2010, the fund had contributed capital of $153,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At April 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2010, the fund realized $1,086,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2009, the fund had available capital loss carryforwards totaling $22,973,000 to offset future net capital gains of $609,000 through October 31, 2015, $5,260,000 through October 31, 2016, and $17,104,000 through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2010, the cost of investment securities for tax purposes was $770,382,000. Net unrealized appreciation of investment securities for tax purposes was $98,085,000, consisting of unrealized gains of $104,226,000 on securities that had risen in value since their purchase and $6,141,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended April 30, 2010, the fund purchased $461,969,000 of investment securities and sold $260,192,000 of investment securities, other than temporary cash investments.

20

High Dividend Yield Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended		Year Ended
	April 30, 2010		October 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	68,985	4,495	110,481	8,716
Issued in Lieu of Cash Distributions	1,899	124	2,942	234
Redeemed	(28,466)	(1,871)	(42,861)	(3,473)
Net Increase (Decrease)—Investor Shares	42,418	2,748	70,562	5,477
ETF Shares
Issued	162,523	4,202	256,834	7,940
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4,035)	(100)	(12,004)	(400)
Net Increase (Decrease)—ETF Shares	158,488	4,102	244,830	7,540

G. In preparing the financial statements as of April 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended April 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	10/31/2009	4/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,142.49	$1.81
ETF Shares	1,000.00	1,143.54	1.06
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.11	$1.71
ETF Shares	1,000.00	1,023.80	1.00

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard High Dividend Yield Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since the fund’s inception in

2006, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

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in any way connected to it; and does not accept any
This material may be used in conjunction	liability in relation to its issue, operation, and trading.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6232 062010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 21, 2010

VANGUARD WHITEHALL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 21, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, is Incorporated by Reference.